As filed with the Securities and Exchange Commission on March 6, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Annual Report

December 31, 2014

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

Funds	Inception Date	NAV @ 12/31/14	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/14	Five Year Average Annualized Return Ended 12/31/14	Ten Year Average Annualized Return Ended 12/31/14	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$22.81	0.81%	0.94%	6.40%	14.38%	8.31%	8.52%
S&P 500® Index[1]					13.69%	15.45%	7.67%	8.51%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$24.05	N/A	0.95%	-3.11%	14.82%	7.72%	11.06%
Russell 2000® Index[2]					4.89%	15.55%	7.77%	9.54%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$23.11	N/A	1.20%	-3.35%	14.54%	7.45%	10.08%
Russell 2000® Index[2]					4.89%	15.55%	7.77%	10.18%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$12.10	1.01%	1.19%	-4.39%	N/A	N/A	6.03%
Russell 2500® Index[3]					7.07%	N/A	N/A	11.77%
LKCM Balanced Fund	12/30/97	$20.10	0.80%	1.04%	5.99%	10.76%	7.69%	6.46%
S&P 500® Index[1]					13.69%	15.45%	7.67%	6.46%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					3.13%	3.54%	4.10%	5.04%
LKCM Fixed Income Fund	12/30/97	$10.82	0.65%	0.72%	1.72%	3.43%	4.24%	4.77%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					3.13%	3.54%	4.10%	5.04%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2015. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.
**	Expense ratios above are as of December 31, 2013, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2014 may differ due to the inclusion of acquired fund fees and expenses in the ratios presented above.
1	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
2	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
3	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
4	The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2014 Review

Investors were faced with several data series in 2014 that shaped the trajectory of the financial markets, including declining bond yields, declining crude oil prices, and global economic growth rates. The year started with weakness domestically due to the unusually cold weather across the United States. Real Gross Domestic Product (GDP) in the United States contracted approximately 2.1% in the first quarter of 2014, the first quarterly contraction in three years. As weather and business activity improved in the second quarter of 2014, economic growth rebounded with real GDP expanding approximately 4.6%, followed by approximately 5.0% and 2.6% growth in the third and fourth quarters of 2014, respectively.

Bond yields fell both in the United States and abroad throughout 2014, finishing the year near annual lows in most cases. The operative phrase from the Federal Open Market Committee (FOMC) has shifted from interest rates staying low for a “considerable time” to the path of interest rates being “data dependent,” which appears to provide the Federal Reserve with necessary room to maneuver while reassuring the marketplace that it will not act prematurely. We believe the phase-out of quantitative easing by the Federal Reserve in October 2014 went much more smoothly than many anticipated, as suggested by the activity in interest rates during the year.

We believe easily the biggest story in the financial markets during the year was the steep decline in crude oil prices. The approximate 46% decline in the price of a barrel of West Texas Intermediate crude oil from $98.42 a barrel at the beginning of the year to $53.27 a barrel at year-end negatively affected the equity values of energy service and production companies. The volatility in crude oil prices is reminiscent of 2008 when oil began the year trading for $96.00 a barrel, briefly reaching $146.30 a barrel, before finishing the year at $44.60 a barrel. The abrupt decline in oil prices in 2008 proved transitory as oil prices recovered to $80.00 a barrel the following year. That collapse appeared to be driven in large part by a demand shock as the market grappled with the ensuing global economic slowdown in 2009. In contrast, we believe the current decline in oil prices is mainly a result of excess global supply, predominantly driven by the success of domestic shale oil production, although slowing economic growth in China and Europe appear to be contributing factors as well. However, we believe the decision by the Organization of Petroleum Exporting Countries (OPEC) on Thanksgiving Day not to curtail production sent oil tumbling $7.54 a barrel the following day with a clear signal that OPEC will not promote a short term solution for propping up crude oil prices.

2015 Outlook

We believe much of the current economic environment is akin to the second half of the 1990s. At that time, as today, the U.S. economy was growing faster than its global counterparts, resulting in divergent central bank monetary policy in which the United States was tightening monetary policy while other Group of Five economies, such as Germany and Japan, were either sustaining or tightening monetary policy. As a result, the dollar appreciated in the late 1990s and contributed in part to the decline in crude oil prices in 1997-1998. In addition, Japan entered a deflationary spiral in the late 1990s from which it is still attempting to escape, as deflationary forces in Japan resulted in excess Japanese savings spilling into the global financial system, dragging down bond yields in other developed economies, including the United States where yields on the 10-Year Treasury Bond fell from 7.85% in early 1995 to a low of 4.28% in 1998. At that time, the Federal Reserve had to reverse course and become more dovish in response to financial contagion in the rest of the world, which began with the Asian currency crisis in July 1997, despite strong United States economic output. Today we believe we have a similar situation with the collapse in commodity prices exerting pressure on emerging market economies, which in our view are attempting to unwind excesses created from a cyclical boom in commodity prices. In addition to emerging market economies risk, we believe there are deflationary fears in Europe, the result of which could well be a continued flight to quality in U.S. bonds and further flattening of the yield curve similar to the late 1990s.

We believe low European bond yields in conjunction with the high likelihood of European Central Bank (ECB) quantitative easing have exerted downward pressure on U.S. Treasury bond yields by creating demand for U.S. debt securities due to their relative attractiveness. The strength of the U.S. dollar relative to the Euro appears to only exacerbate this pressure. If oil stays near current levels, we believe it will keep a lid on headline inflation around the world and further frustrate the ECB and Bank of Japan which are battling deflationary fears. If the Federal Reserve were to tighten monetary policy by raising the federal funds rate, we believe the U.S. dollar would likely rise, reinforcing downward pressure on oil and U.S. Treasury bond yields.

There have been two major rallies in the U.S. dollar since the mid-1970s, both lasting roughly seven years. The dollar appreciated approximately 52% in the early 1980s and approximately 34% in the late 1990s. The U.S. dollar has risen approximately 13% from its lows during 2014, and we believe the divergence in global growth and prospective monetary policy are likely to further boost the value of the U.S. dollar. We believe this will present a risk that the U.S. dollar overshoots and undercuts the profit expectations for U.S.-based multinational companies. We also believe the Eurozone is flirting with deflation and structural challenges in fiscal policy within the European Union also appear to remain unaddressed. These fiscal and monetary challenges further support our view that the U.S. dollar appears to be in a period of cyclical strength relative to other major currencies.

If indeed the recent drop in crude oil prices is more supply-driven than demand-drive, the logical conclusion would seemingly be that the path of future crude oil prices may more closely resemble current levels than a $100 a barrel level. Saudi Arabia has long played the role of the “swing producer” within OPEC to crimp supply and buoy the price of crude oil. Thus, when Saudi Arabia has historically been faced with the choice of defending the price of crude oil or defending its market share, it has historically chosen to defend the price of crude oil and risk forfeiting its market share. Although OPEC retains the right to shift its strategy at any point, we do believe that market clearing forces will eventually work and lower crude oil prices will beget a reduction in unprofitable production and discourage capital investment in energy companies and projects. The dramatic decline in oil prices effectively behaves economically like a “tax cut” for the consumer, and we estimate that each penny decline in gas prices translates into approximately $1 billion of annual incremental spending power for consumers.

We believe many of the drivers of the U.S. equity market returns in 2014 are likely to remain in place for 2015, including higher GDP growth compared to 2014, low inflation, and a stable-to-improving job market. We estimate corporate earnings per share for the S&P 500 Index® were $117 in 2014 and further estimate they may grow 7-8% in 2015. In our view, the four key tenets of earnings multiples – taxes, regulation, interest rates, and inflation – remain favorable. We remain constructive on the U.S. equity markets for 2015, but would not be surprised to see greater market volatility than 2012-2014 as financial markets wrestle with slowing global economic growth, conflicting central bank monetary policy, and volatile commodity prices.

LKCM Equity Fund

The LKCM Equity Fund returned 6.40% for the year ended December 31, 2014 as compared to the 13.69% return for the Fund’s benchmark, the S&P 500® Index. The Fund benefited from stock selection in the Consumer Staples and Consumer Discretionary sectors, which was more than offset by stock selection in the Industrials, Information Technology and Financial sectors relative to the benchmark. The Fund’s underweight position in the Utilities sector also detracted from the Fund’s relative performance as companies in this sector benefited from investors seeking yield in response to lower bond yields. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the opportunities and challenges we expect the financial markets will present during the upcoming year.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund – Institutional Class declined 3.11% for the year ended December 31, 2014 as compared to the 4.89% return for the Fund’s benchmark, the Russell 2000® Index. During the year, both stock selection and sector allocation decisions detracted from the Fund’s performance relative to the benchmark. Positive stock selection in the Energy sector was more than offset by weakness in stock selection in the Technology, Industrials, Financials and Consumer Discretionary sectors relative to the benchmark. Sector allocation decisions also detracted from the Fund’s relative performance with the Fund’s underweight position in the Utilities sector and overweight position in the Energy sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on investments in what we view as higher quality companies and it had difficulty overcoming two powerful forces – “reach for yield” and focus on lower quality companies – that we believe continued to drive the markets during the year. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the opportunities and challenges we expect the financial markets will present during the upcoming year.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund declined 4.39% for the year ended December 31, 2014 as compared to the 7.07% return for the Fund’s benchmark, the Russell 2500® Index. During the year, both stock selection and sector allocation decisions detracted from the Fund’s performance relative to the benchmark. Positive stock selection in the Energy sector was more than offset by weakness in stock selection in the Technology, Consumer Discretionary and Financials sectors relative to the benchmark. Sector allocation decisions also detracted from the Fund’s relative performance with the Fund’s underweight position in the Utilities sector and overweight position in the Energy sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on investments in what we view as higher quality companies and it had difficulty overcoming two powerful forces – “reach for yield” and focus on lower quality companies – that we believe continued to drive the markets during the year. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the opportunities and challenges we expect the financial markets will present during the upcoming year.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 1.72% for the year ended December 31, 2014 as compared to the 3.13% return for the Fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index. The Fund’s defensive duration posture during the year, which benefited the Fund’s relative performance during the prior two years, was the primary reason for the Fund’s relative underperformance, as interest rates rose in the short-to-intermediate part of the yield curve and declined significantly on the long-end of the yield curve. After steepening dramatically during 2013 as a result of the Federal Reserve’s communiques regarding the winding down of quantitative easing, the yield curve flattened throughout 2014 as quantitative easing was withdrawn and global growth slowed. The Fund’s overweight position in investment grade corporate bonds, and more specifically the BBB-rated sector, benefited the Fund’s relative performance, as BBB-rated corporate bonds generally outperformed the higher-rated sectors, including U.S. bonds. During a year when interest rates declined sharply on longer-dated fixed income securities, the Fund’s 2.9 year duration, versus the 3.8 year duration for the benchmark, while reducing the Fund’s volatility, ultimately detracted from the Fund’s relative performance as longer duration fixed income securities outperformed their shorter duration counterparts.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 5.99% for the year ended December 31, 2014 as compared to the 13.69% return for the S&P 500 Index® and the 3.13% return for the Barclays Intermediate Government/Credit Bond Index. Both the equity as well as the fixed income sectors of the Fund’s portfolio generated positive absolute returns during the year. The equity sector of the Fund’s portfolio was led by stock selection in the Consumer Staples and Consumer Discretionary sectors, while stock selection in the Technology, Financials and Energy sectors detracted from the Fund’s performance relative to the benchmark. The fixed income sector of the Fund’s portfolio remains focused on short-to-intermediate investment grade corporate bonds in an effort to manage risk during this historically low interest rate environment. We believe the Fund is well-positioned to meet the challenges and opportunities we expect the financial markets will present during the upcoming year.

J. Luther King, Jr., CFA, CIC

January 27, 2015

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2014 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	-3.11%	14.82%	7.72%	11.06%
Russell 2000® Index	4.89%	15.55%	7.77%	9.54%
Lipper Small-Cap Core Funds Index	4.09%	14.71%	7.93%	10.45%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2014)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	-3.35%	14.54%	7.45%	10.08%
Russell 2000® Index	4.89%	15.55%	7.77%	10.18%
Lipper Small-Cap Core Funds Index	4.09%	14.71%	7.93%	10.58%
(1)	Annualized.
(2)	June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS

(for the ten years ended December 31, 2014)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 3 Years	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	-4.39%	11.86%	6.03%
Russell 2500® Index	7.07%	19.97%	11.77%
Lipper Small-Cap Core Funds Index	4.09%	17.99%	10.29%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the period from May 2, 2011 to December 31, 2014)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund – Institutional Class	6.40%	14.38%	8.31%	8.52%
S&P 500® Index	13.69%	15.45%	7.67%	8.51%
Lipper Large-Cap Core Funds Index	11.33%	13.82%	7.01%	7.53%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2014)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	5.99%	10.76%	7.69%	6.46%
Barclays U.S. Intermediate Government/Credit Bond Index	3.13%	3.54%	4.10%	5.04%
S&P 500® Index	13.69%	15.45%	7.67%	6.46%
Lipper Mixed-Asset Target Allocation Growth Funds Index	7.04%	10.39%	6.49%	6.23%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2014)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	1.72%	3.43%	4.24%	4.77%
Barclays U.S. Intermediate Government/Credit Bond Index	3.13%	3.54%	4.10%	5.04%
Lipper Short Intermediate Investment-Grade Debt Funds Index	2.14%	3.35%	3.62%	4.42%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2014)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2014

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14-12/31/14).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$976.10	$4.73
Hypothetical (5% return before expense)	$1,000.00	$1,020.47	$4.84

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$975.00	$5.97
Hypothetical (5% return before expense)	$1,000.00	$1,019.16	$6.11

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$954.60	$4.93
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$1,011.20	$4.06
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$1,013.30	$4.06
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 –12/31/14
Actual	$1,000.00	$998.60	$3.27
Hypothetical (5% return before expense)	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2014

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 101.7%	Shares	Value
Aerospace & Defense - 3.3%
Hexcel Corporation (a)	323,380	$13,417,036
Teledyne Technologies Incorporated (a)	146,235	15,024,184

		28,441,220

Automobiles - 1.9%
Lithia Motors, Inc. - Class A	174,805	15,153,846
Winnebago Industries, Inc.	71,416	1,554,012

		16,707,858

Banks - 6.2%
BancorpSouth, Inc.	628,474	14,146,950
Columbia Banking System, Inc.	418,240	11,547,606
Hanmi Financial Corporation	432,595	9,434,897
Prosperity Bancshares, Inc.	81,645	4,519,867
Texas Capital Bancshares, Inc. (a)	239,640	13,019,641

		52,668,961

Biotechnology - 5.0%
Charles River Laboratories International, Inc. (a)	213,635	13,595,732
EXACT Sciences Corporation (a)	751,460	20,620,062
Fluidigm Corporation (a)	249,336	8,410,103

		42,625,897

Building Products - 0.9%
PGT, Inc. (a)	805,166	7,753,749

Chemicals - 2.3%
Globe Specialty Metals Inc.	423,530	7,297,422
PolyOne Corporation	336,680	12,763,539

		20,060,961

Commercial Services & Supplies - 4.5%
Healthcare Services Group, Inc.	466,690	14,434,721
Hillenbrand, Inc.	431,570	14,889,165
MSA Safety Incorporated	165,865	8,805,773

		38,129,659

Communications Equipment - 4.3%
Ciena Corporation (a)	592,745	11,505,181
Infinera Corporation (a)	986,195	14,516,790
Sonus Networks, Inc. (a)	2,620,460	10,403,226

		36,425,197

Construction & Engineering - 0.6%
Primoris Services Corporation	206,375	4,796,155

Construction Materials - 1.3%
Headwaters Incorporated (a)	722,755	10,834,097

Consumer Finance - 1.2%
PRA Group Inc (a)	174,535	10,110,813

Diversified Consumer Services - 1.3%
DeVry Education Group Inc.	240,335	11,408,702

Diversified Financials - 2.1%
HFF, Inc. - Class A	348,998	12,536,008
MarketAxess Holdings Inc.	71,525	5,129,058

		17,665,066

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 0.5%
Ruckus Wireless, Inc. (a)	371,420	$4,464,468

Electrical Equipment & Instruments - 1.2%
Franklin Electric Co., Inc.	284,275	10,668,841

Electronic Equipment & Instruments - 1.8%
Belden Inc.	137,510	10,837,163
Coherent, Inc. (a)	80,820	4,907,390

		15,744,553

Food Products - 2.7%
Post Holdings Inc. (a)	263,550	11,040,109
TreeHouse Foods, Inc. (a)	138,335	11,831,793

		22,871,902

Health Care Equipment & Supplies - 7.8%
Cynosure, Inc. - Class A (a)	162,603	4,458,574
DexCom Inc. (a)	318,490	17,532,874
Endologix, Inc. (a)	583,188	8,916,945
MWI Veterinary Supply, Inc. (a)	91,420	15,533,172
The Spectranetics Corporation (a)	578,293	19,997,372

		66,438,937

Health Care Providers & Services - 4.1%
Acadia Healthcare Company, Inc. (a)	253,683	15,527,937
Team Health Holdings, Inc. (a)	334,540	19,246,086

		34,774,023

Hotels, Restaurants & Leisure - 3.8%
Belmond Ltd. - Class A (a) (b)	405,032	5,010,246
Brinker International, Inc.	240,825	14,134,019
La Quinta Holdings Inc (a)	619,355	13,662,971

		32,807,236

Industrial Conglomerates - 0.7%
Raven Industries, Inc.	232,275	5,806,875

Internet & Catalog Retail - 0.9%
HSN, Inc.	97,845	7,436,220

Internet Software & Services - 4.1%
Euronet Worldwide, Inc. (a)	281,180	15,436,782
LogMeIn, Inc. (a)	207,500	10,238,050
SPS Commerce, Inc. (a)	165,055	9,347,065

		35,021,897

IT Consulting & Services - 1.3%
Acxiom Corporation (a)	532,060	10,784,856

Leisure Equipment & Products - 1.2%
Pool Corporation	167,875	10,649,990

Machinery - 3.9%
Barnes Group Inc.	379,070	14,029,381
CLARCOR Inc.	181,090	12,067,838
The Manitowoc Company, Inc.	344,725	7,618,422

		33,715,641

Media - 1.9%
The E.W. Scripps Company - Class A (a)	711,550	15,903,143

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

COMMON STOCKS	Shares	Value
Metals & Mining - 1.2%
Carpenter Technology Corporation	66,340	$3,267,245
Commercial Metals Company	198,345	3,231,040
Worthington Industries, Inc.	127,285	3,830,006

		10,328,291

Oil & Gas & Consumable Fuels - 3.9%
Diamondback Energy Inc. (a)	133,935	8,006,634
Matador Resources Company (a)	376,991	7,626,528
Memorial Resource Development Corp. (a)	396,020	7,140,241
Synergy Resources Corporation (a)	875,670	10,980,902

		33,754,305

Pharmaceuticals - 2.5%
Akorn, Inc. (a)	592,633	21,453,315

Real Estate Investment Trusts - 7.0%
Kennedy-Wilson Holdings, Inc.	517,062	13,081,669
Pebblebrook Hotel Trust	256,090	11,685,387
Sovran Self Storage, Inc.	145,195	12,663,908
Stag Industrial, Inc.	475,245	11,643,503
Strategic Hotels & Resorts, Inc. (a)	824,810	10,912,236

		59,986,703

Road & Rail - 1.3%
Landstar System, Inc.	151,640	10,998,449

Semiconductor Equipment & Products - 1.4%
Rambus Inc. (a)	1,058,655	11,740,484

Software - 6.4%
ACI Worldwide, Inc. (a)	644,335	12,996,237
Fortinet Inc. (a)	519,700	15,934,002
Interactive Intelligence Group, Inc. (a)	138,720	6,644,688
Manhattan Associates, Inc. (a)	152,080	6,192,698
Take-Two Interactive Software, Inc. (a)	477,375	13,380,821

		55,148,446

Specialty Retail - 0.1%
Pier 1 Imports, Inc.	36,380	560,252

Textiles, Apparel & Luxury Goods - 4.7%
Deckers Outdoor Corporation (a)	148,435	13,513,522
Kate Spade & Company (a)	247,700	7,928,877
Oxford Industries, Inc.	200,840	11,088,376
Skechers U.S.A., Inc. - Class A (a)	136,270	7,528,918

		40,059,693

Thrifts & Mortgage Finance - 1.5%
Home Bancshares Inc.	400,338	12,874,870

Trading Companies & Distributors - 0.9%
Aceto Corporation	365,755	7,936,883

TOTAL COMMON STOCKS
(Cost $656,997,887)		869,558,608

SHORT-TERM INVESTMENT - 0.0%	Shares	Value
Money Market Fund (c) - 0.0%
Federated Government Obligations Fund -Institutional Shares, 0.01%	444,984	$444,984

TOTAL SHORT-TERM INVESTMENT
(Cost $444,984)		444,984

Total Investments - 101.7%
(Cost $657,442,871)		870,003,592
Liabilities in Excess of Other Assets - (1.7)%		(14,707,660)

TOTAL NET ASSETS - 100.0%		$855,295,932

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 92.9%	Shares	Value
Aerospace & Defense - 6.0%
B/E Aerospace, Inc. (a)	87,860	$5,097,637
Hexcel Corporation (a)	150,795	6,256,485
KLX Inc (a)	43,930	1,812,113
Teledyne Technologies Incorporated (a)	99,200	10,191,808

		23,358,043

Automobiles - 1.1%
Lithia Motors, Inc. - Class A	49,770	4,314,561

Banks - 4.7%
BancorpSouth, Inc.	187,155	4,212,859
Comerica Incorporated	85,440	4,002,010
Texas Capital Bancshares, Inc. (a)	112,955	6,136,845
Zions Bancorporation	135,565	3,864,958

		18,216,672

Biotechnology - 1.9%
EXACT Sciences Corporation (a)	276,440	7,585,514

Capital Markets - 6.6%
Affiliated Managers Group, Inc. (a)	40,020	8,493,845
E*Trade Financial Corporation (a)	383,440	9,300,337
Raymond James Financial, Inc.	143,050	8,195,335

		25,989,517

Chemicals - 1.6%
PolyOne Corporation	166,115	6,297,419

Commercial Services & Supplies - 3.9%
Healthcare Services Group, Inc.	201,410	6,229,611
Hillenbrand, Inc.	260,060	8,972,070

		15,201,681

Communications Equipment - 3.7%
Ciena Corporation (a)	292,580	5,678,978
F5 Networks, Inc. (a)	67,155	8,761,377

		14,440,355

Construction Materials - 0.5%
Martin Marietta Materials, Inc.	18,315	2,020,511

Consumer Finance - 1.8%
PRA Group Inc (a)	124,085	7,188,244

Diversified Financials - 2.5%
Jones Lang LaSalle Incorporated	65,670	9,845,903

Electrical Equipment & Instruments - 2.4%
Acuity Brands, Inc.	66,015	9,246,721

Electronic Equipment & Instruments - 3.4%
Belden Inc.	107,740	8,490,989
Trimble Navigation Limited (a)	180,450	4,789,143

		13,280,132

Food Products - 2.1%
The WhiteWave Foods Company (a)	234,475	8,204,280

Health Care Equipment & Supplies - 8.6%
Align Technology, Inc. (a)	144,175	8,060,824
DexCom Inc. (a)	154,015	8,478,526

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 8.6%, Continued
MWI Veterinary Supply, Inc. (a)	55,830	$9,486,075
PerkinElmer, Inc.	172,630	7,549,110

		33,574,535

Health Care Providers & Services - 5.1%
Acadia Healthcare Company, Inc. (a)	155,620	9,525,500
Team Health Holdings, Inc. (a)	179,080	10,302,473

		19,827,973

Hotels, Restaurants & Leisure - 2.2%
La Quinta Holdings Inc (a)	389,965	8,602,628

Internet Software & Services - 2.2%
Euronet Worldwide, Inc. (a)	157,975	8,672,828

Leisure Equipment & Products - 3.9%
Polaris Industries Inc.	58,755	8,886,106
Pool Corporation	99,850	6,334,484

		15,220,590

Machinery - 2.4%
The Middleby Corporation (a)	96,820	9,594,862

Marine - 1.7%
Kirby Corporation (a)	82,185	6,635,617

Media - 2.3%
Gannett Co., Inc.	280,600	8,959,558

Metals & Mining - 1.1%
Allegheny Technologies Incorporated	122,145	4,246,982

Oil & Gas & Consumable Fuels - 1.4%
Diamondback Energy Inc. (a)	61,910	3,700,980
Memorial Resource Development Corp. (a)	106,770	1,925,063

		5,626,043

Pharmaceuticals - 3.8%
Akorn, Inc. (a)	408,625	14,792,225

Real Estate Investment Trusts - 2.0%
Sovran Self Storage, Inc.	92,060	8,029,473

Semiconductor Equipment & Products - 1.9%
Rambus Inc. (a)	677,135	7,509,427

Software - 6.3%
ACI Worldwide, Inc. (a)	433,435	8,742,384
Fortinet Inc. (a)	292,135	8,956,859
Take-Two Interactive Software, Inc. (a)	251,740	7,056,272

		24,755,515

Specialty Retail - 2.7%
Tractor Supply Company	69,800	5,501,636
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	39,495	5,049,041

		10,550,677

Textiles, Apparel & Luxury Goods - 3.1%
Deckers Outdoor Corporation (a)	98,785	8,993,386

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 3.1%, Continued
Kate Spade & Company (a)	99,780	$3,193,958

		12,187,344

TOTAL COMMON STOCKS
(Cost $291,180,932)		363,975,830

SHORT-TERM INVESTMENTS - 7.1%
Money Market Funds (b) - 7.1%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	10,589,039	10,589,039
Federated Government Obligations Fund - Institutional Shares, 0.01%	11,168,857	11,168,857
Invesco Short Term Investments Trust -Treasury Portfolio -Institutional Shares, 0.01%	5,784,072	5,784,072

TOTAL SHORT-TERM INVESTMENTS
(Cost $27,541,968)		27,541,968

Total Investments - 100.0%
(Cost $318,722,900)		391,517,798
Other Assets in Excess of Liabilities - 0.0%		150,003

TOTAL NET ASSETS - 100.0%		$391,667,801

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 98.5%	Shares	Value
Aerospace & Defense - 2.8%
Honeywell International Inc.	60,000	$5,995,200
Rockwell Collins, Inc.	40,000	3,379,200

		9,374,400

Auto Components - 1.4%
Gentex Corporation	125,000	4,516,250

Banks - 9.7%
Bank of America Corporation	276,663	4,949,501
Comerica Incorporated	120,000	5,620,800
Cullen/Frost Bankers, Inc.	50,850	3,592,044
Glacier Bancorp, Inc.	60,000	1,666,200
Prosperity Bancshares, Inc.	40,000	2,214,400
SunTrust Banks, Inc.	109,604	4,592,407
Wells Fargo & Company	120,000	6,578,400
Zions Bancorporation	110,000	3,136,100

		32,349,852

Beverages - 2.4%
The Coca-Cola Company	65,000	2,744,300
PepsiCo, Inc.	55,000	5,200,800

		7,945,100

Biotechnology - 3.6%
Amgen Inc.	40,000	6,371,600
Celgene Corporation (a)	50,000	5,593,000

		11,964,600

Chemicals - 5.2%
E. I. du Pont de Nemours and Company	90,000	6,654,600
FMC Corporation	80,000	4,562,400
Monsanto Company	50,000	5,973,500

		17,190,500

Commercial Services & Supplies - 2.0%
Copart, Inc. (a)	100,000	3,649,000
Waste Connections, Inc.	65,000	2,859,350

		6,508,350

Communications Equipment - 0.7%
QUALCOMM Incorporated	33,000	2,452,890

Computers & Peripherals - 5.4%
Apple Inc.	98,000	10,817,240
EMC Corporation	83,000	2,468,420
International Business Machines Corporation	30,000	4,813,200

		18,098,860

Construction Materials - 1.7%
Martin Marietta Materials, Inc.	50,000	5,516,000

Containers & Packaging - 1.5%
Ball Corporation	75,000	5,112,750

Diversified Financials - 0.7%
JPMorgan Chase & Co.	40,000	2,503,200

Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	70,000	3,274,600

COMMON STOCKS	Shares	Value
Electrical Equipment & Instruments - 2.0%
Franklin Electric Co., Inc.	85,000	$3,190,050
Roper Industries, Inc.	23,000	3,596,050

		6,786,100

Electronic Equipment & Instruments - 1.7%
National Instruments Corporation	55,000	1,709,950
Trimble Navigation Limited (a)	155,000	4,113,700

		5,823,650

Energy Equipment & Services - 0.6%
Schlumberger Limited (b)	24,500	2,092,545

Food & Drug Retailing - 1.1%
Walgreen Boots Alliance, Inc.	50,000	3,810,000

Food Products - 1.0%
The WhiteWave Foods Company (a)	90,000	3,149,100

Health Care Equipment & Supplies - 3.3%
Halyard Health, Inc. (a)	5,625	255,769
PerkinElmer, Inc.	100,000	4,373,000
Thermo Fisher Scientific Inc.	50,000	6,264,500

		10,893,269

Household Durables - 2.0%
Jarden Corporation (a)	142,500	6,822,900

Household Products - 2.9%
Kimberly-Clark Corporation	45,000	5,199,300
The Procter & Gamble Company	50,000	4,554,500

		9,753,800

Industrial Conglomerates - 0.4%
Raven Industries, Inc.	52,500	1,312,500

Insurance - 1.8%
Prudential Financial, Inc.	65,000	5,879,900

Internet Catalog & Retail - 0.9%
Amazon.com, Inc. (a)	9,500	2,948,325

Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	90,000	5,666,400
eBay Inc. (a)	65,000	3,647,800
Sabre Corporation	160,000	3,243,200

		12,557,400

Machinery - 7.9%
Danaher Corporation	75,000	6,428,250
Dover Corporation	50,000	3,586,000
Generac Holdings Inc. (a)	92,000	4,301,920
The Gorman-Rupp Company	67,500	2,168,100
Pall Corporation	55,000	5,566,550
Valmont Industries, Inc.	35,000	4,445,000

		26,495,820

Marine - 1.1%
Kirby Corporation (a)	45,000	3,633,300

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

COMMON STOCKS	Shares	Value
Media - 3.1%
Time Warner Cable Inc.	23,000	$3,497,380
Time Warner Inc.	34,000	2,904,280
The Walt Disney Company	43,385	4,086,433

		10,488,093

Metals & Mining - 0.7%
Carpenter Technology Corporation	47,000	2,314,750

Oil & Gas & Consumable Fuels - 7.0%
Cabot Oil & Gas Corporation	120,000	3,553,200
ConocoPhillips	50,000	3,453,000
EOG Resources, Inc.	60,000	5,524,200
Exxon Mobil Corporation	55,000	5,084,750
Memorial Resource Development Corp. (a)	86,130	1,552,924
Noble Energy, Inc.	35,000	1,660,050
Range Resources Corporation	48,000	2,565,600

		23,393,724

Paper & Forest Products - 0.8%
International Paper Company	50,000	2,679,000

Pharmaceuticals - 6.5%
Abbott Laboratories	90,000	4,051,800
AbbVie Inc.	82,150	5,375,896
Johnson & Johnson	38,000	3,973,660
Merck & Co., Inc.	80,000	4,543,200
Pfizer Inc.	115,000	3,582,250

		21,526,806

Road & Rail - 3.5%
Kansas City Southern	28,000	3,416,840
Union Pacific Corporation	70,000	8,339,100

		11,755,940

Software - 2.4%
Adobe Systems Incorporated (a)	45,000	3,271,500
Microsoft Corporation	100,000	4,645,000

		7,916,500

Specialty Retail - 3.6%
The Home Depot, Inc.	50,000	5,248,500
Tiffany & Co.	35,000	3,740,100
Tractor Supply Company	40,000	3,152,800

		12,141,400

Textiles, Apparel & Luxury Goods - 2.3%
NIKE, Inc. - Class B	33,500	3,221,025
V.F. Corporation	60,000	4,494,000

		7,715,025

TOTAL COMMON STOCKS
(Cost $224,223,416)		328,697,199

SHORT-TERM INVESTMENT - 1.6%	Shares	Value
Money Market Fund (c) - 1.6%
Federated Government Obligations Fund -Institutional Shares, 0.01%	5,191,366	$5,191,366

TOTAL SHORT-TERM INVESTMENT
(Cost $5,191,366)		5,191,366

Total Investments - 100.1%
(Cost $229,414,782)		333,888,565
Liabilities in Excess of Other Assets - (0.1)%		(196,446)

TOTAL NET ASSETS - 100.0%		$333,692,119

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 71.0%	Shares	Value
Aerospace & Defense - 2.4%
General Dynamics Corporation	1,400	$192,668
Honeywell International Inc.	3,400	339,728
Rockwell Collins, Inc.	4,400	371,712

		904,108

Air Freight & Logistics - 0.8%
United Parcel Service, Inc. - Class B	2,600	289,042

Banks - 6.1%
Bank of America Corporation	11,000	196,790
Comerica Incorporated	9,500	444,980
Cullen/Frost Bankers, Inc.	3,900	275,496
SunTrust Banks, Inc.	11,300	473,470
Wells Fargo & Company	9,071	497,272
Zions Bancorporation	13,300	379,183

		2,267,191

Beverages - 1.9%
The Coca-Cola Company	8,600	363,092
PepsiCo, Inc.	3,600	340,416

		703,508

Biotechnology - 1.8%
Celgene Corporation (a)	5,800	648,788

Chemicals - 4.0%
Air Products and Chemicals, Inc.	2,500	360,575
Airgas, Inc.	3,000	345,540
E. I. du Pont de Nemours and Company	4,200	310,548
FMC Corporation	4,300	245,229
Monsanto Company	1,900	226,993

		1,488,885

Commercial Services & Supplies - 1.9%
Copart, Inc. (a)	11,000	401,390
Waste Management, Inc.	6,100	313,052

		714,442

Communications Equipment - 0.4%
QUALCOMM Incorporated	2,000	148,660

Computers & Peripherals - 3.2%
Apple Inc.	5,950	656,761
EMC Corporation	9,400	279,556
International Business Machines Corporation	1,500	240,660

		1,176,977

Construction Materials - 0.8%
Martin Marietta Materials, Inc.	2,700	297,864

Containers & Packaging - 1.0%
Ball Corporation	5,700	388,569

Diversified Financials - 1.1%
JPMorgan Chase & Co.	6,400	400,512

Diversified Telecommunication Services - 1.2%
AT&T Inc.	7,400	248,566

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.2%, Continued
Verizon Communications, Inc.	3,841	$179,682

		428,248

Electrical Equipment & Instruments - 0.5%
Emerson Electric Co.	3,000	185,190

Electronic Equipment & Instruments - 1.1%
National Instruments Corporation	7,500	233,175
Trimble Navigation Limited (a)	6,000	159,240

		392,415

Energy Equipment & Services - 0.8%
Schlumberger Limited (b)	3,395	289,967

Food & Drug Retailing - 3.2%
CVS Caremark Corporation	4,700	452,657
Wal-Mart Stores, Inc.	4,100	352,108
Walgreen Boots Alliance, Inc.	5,200	396,240

		1,201,005

Health Care Equipment & Supplies - 2.5%
PerkinElmer, Inc.	12,000	524,760
Thermo Fisher Scientific Inc.	3,100	388,399

		913,159

Household Products - 2.4%
Colgate-Palmolive Company	4,700	325,193
Kimberly-Clark Corporation	2,100	242,634
The Procter & Gamble Company	3,500	318,815

		886,642

Industrial Conglomerates - 0.6%
General Electric Company	9,400	237,538

Insurance - 1.7%
MetLife, Inc.	6,300	340,767
Prudential Financial, Inc.	3,400	307,564

		648,331

Internet Catalog & Retail - 1.1%
Amazon.com, Inc. (a)	1,300	403,455

Internet Software & Services - 4.9%
Akamai Technologies, Inc. (a)	6,600	415,536
Alibaba Group Holding Ltd. - ADR (a) (b)	4,500	467,730
eBay Inc. (a)	6,000	336,720
Google Inc. - Class A (a)	350	185,731
Google Inc. - Class C (a)	350	184,240
Sabre Corporation	12,000	243,240

		1,833,197

IT Consulting & Services - 1.6%
Accenture PLC - Class A (b)	3,200	285,792
Automatic Data Processing, Inc.	3,700	308,469

		594,261

Machinery - 2.0%
Danaher Corporation	4,900	419,979

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

COMMON STOCKS	Shares	Value
Machinery - 2.0%, Continued
Pall Corporation	3,200	$323,872

		743,851

Media - 4.1%
CBS Corporation - Class B	5,600	309,904
DIRECTV (a)	3,900	338,130
Time Warner Inc.	5,800	495,436
The Walt Disney Company	4,000	376,760

		1,520,230

Metals & Mining - 0.4%
Commercial Metals Company	9,500	154,755

Oil & Gas & Consumable Fuels - 5.6%
Cabot Oil & Gas Corporation	10,200	302,022
Chevron Corporation	2,695	302,325
EOG Resources, Inc.	3,800	349,866
Exxon Mobil Corporation	3,227	298,336
Pioneer Natural Resources Company	1,400	208,390
Range Resources Corporation	4,000	213,800
SM Energy Company	3,400	131,172
The Williams Companies, Inc.	5,700	256,158

		2,062,069

Pharmaceuticals - 4.3%
Abbott Laboratories	10,200	459,204
AbbVie Inc.	8,200	536,608
Merck & Co., Inc.	5,200	295,308
Pfizer Inc.	10,000	311,500

		1,602,620

Real Estate Investment Trusts - 0.7%
American Tower Corporation	2,600	257,010

Road & Rail - 1.0%
Union Pacific Corporation	3,000	357,390

Software - 1.8%
Adobe Systems Incorporated (a)	4,100	298,070
Citrix Systems, Inc. (a)	4,000	255,200
Nuance Communications, Inc. (a)	8,000	114,160

		667,430

Specialty Retail - 2.2%
The Home Depot, Inc.	4,000	419,880
O’Reilly Automotive, Inc. (a)	2,100	404,502

		824,382

Textiles, Apparel & Luxury Goods - 1.2%
V.F. Corporation	5,700	426,930

Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial Inc.	19,500	249,210

TOTAL COMMON STOCKS
(Cost $15,000,503)		26,307,831

CORPORATE BONDS - 27.5%	Principal Amount	Value
Banks - 3.5%
Bank of America Corporation
1.350%, 11/21/2016	$250,000	$249,404
BB&T Corporation:
2.150%, 03/22/2017
Callable 02/22/2017	200,000	202,992
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,345
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	308,247
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	300,000	312,891
Wells Fargo & Company
2.625%, 12/15/2016	100,000	102,790

		1,291,669

Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	99,973
The Coca-Cola Company
5.350%, 11/15/2017	100,000	110,966

		210,939

Biotechnology - 1.5%
Amgen Inc.
2.125%, 05/15/2017	225,000	228,083
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	335,386

		563,469

Chemicals - 3.1%
Air Products and Chemicals, Inc.:
2.000%, 08/02/2016	100,000	101,671
1.200%, 10/15/2017	150,000	148,584
Eastman Chemical Company:
3.000%, 12/15/2015	200,000	203,838
2.400%, 06/01/2017	160,000	162,592
ECOLAB INC.
1.450%, 12/08/2017	250,000	247,936
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	298,144

		1,162,765

Commercial Services & Supplies - 0.5%
Waste Management, Inc.
2.600%, 09/01/2016	200,000	204,678

Computers & Peripherals - 1.6%
Hewlett-Packard Company:
2.650%, 06/01/2016	100,000	101,931
3.000%, 09/15/2016	175,000	179,760
NetApp, Inc.
2.000%, 12/15/2017	300,000	301,895

		583,586

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 0.5%
American Express Credit Corporation
2.375%, 03/24/2017	$175,000	$179,060

Consumer Services - 0.6%
The Western Union Company
2.875%, 12/10/2017	225,000	229,854

Diversified Financials - 0.8%
JPMorgan Chase & Co.
2.000%, 08/15/2017	300,000	303,045

Diversified Telecommunication Services - 1.0%
AT&T Inc.
2.400%, 08/15/2016	200,000	204,126
Verizon Communications, Inc.
2.000%, 11/01/2016	150,000	152,267

		356,393

Electrical Equipment & Instruments - 0.8%
Roper Industries, Inc.
1.850%, 11/15/2017	300,000	300,573

Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	197,571

Food & Drug Retailing - 1.5%
CVS Caremark Corporation:
5.750%, 06/01/2017	100,000	110,427
2.250%, 12/05/2018
Callable 11/05/2018	150,000	151,481
Walgreen Co.
1.800%, 09/15/2017	300,000	300,344

		562,252

Food Products - 0.2%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	75,000	76,282

Health Care Equipment & Supplies - 0.9%
Thermo Fisher Scientific Inc.
1.850%, 01/15/2018	325,000	322,679

Health Care Equipment & Supplies - 0.3%
DENTSPLY International Inc.
2.750%, 08/15/2016	100,000	102,225

Health Care Providers & Services - 1.4%
Express Scripts Holding Co:
3.125%, 05/15/2016	200,000	205,657
2.650%, 02/15/2017	45,000	46,036
McKesson Corporation
3.250%, 03/01/2016	250,000	256,039

		507,732

Insurance - 0.6%
Prudential Financial, Inc.
3.000%, 05/12/2016	200,000	205,008

CORPORATE BONDS	Principal Amount	Value
Internet Catalog & Retail - 0.8%
Amazon.com, Inc.
1.200%, 11/29/2017	$295,000	$292,077

Internet Software & Services - 0.3%
eBay Inc.
1.350%, 07/15/2017	125,000	124,120

Media - 0.8%
DIRECTV Holdings LLC
2.400%, 03/15/2017	300,000	305,824

Oil & Gas & Consumable Fuels - 1.6%
Apache Corporation
5.625%, 01/15/2017	75,000	81,080
Noble Holding International Limited (b):
3.050%, 03/01/2016	160,000	161,451
2.500%, 03/15/2017	150,000	143,571
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	201,257

		587,359

Pharmaceuticals - 1.4%
AbbVie Inc.
2.000%, 11/06/2018	134,000	133,673
Merck & Co., Inc.
1.100%, 01/31/2018	275,000	272,189
Teva Pharmaceutical Industries Ltd. (b)
2.400%, 11/10/2016	100,000	102,113

		507,975

Semiconductor Equipment & Products - 2.2%
Applied Materials, Inc.
2.650%, 06/15/2016	200,000	204,476
Broadcom Corporation
2.700%, 11/01/2018	300,000	307,450
Intel Corporation
1.350%, 12/15/2017	300,000	299,776

		811,702

Software - 0.5%
Oracle Corporation
1.200%, 10/15/2017	200,000	199,370

TOTAL CORPORATE BONDS
(Cost $10,177,189)		10,188,207

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

SHORT-TERM INVESTMENT -1.4%	Shares	Value
Money Market Fund (c) - 1.4%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	507,131	$507,131

TOTAL SHORT-TERM INVESTMENT
(Cost $507,131)		507,131

Total Investments - 99.9%
(Cost $25,684,823)		37,003,169
Other Assets in Excess of Liabilities - 0.1%		24,498

TOTAL NET ASSETS - 100.0%		$37,027,667

ADR	American Depository Receipt.
(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

CORPORATE BONDS - 88.9%	Principal Amount	Value
Aerospace & Defense - 0.6%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,361,693

Banks - 11.0%
Bank of America Corporation:
1.317%, 03/22/2018 (a)	4,548,000	4,584,830
4.200%, 08/26/2024	4,000,000	4,079,728
Branch Banking & Trust Company:
0.862%, 09/13/2016 (a)	2,325,000	2,318,025
0.793%, 05/23/2017 (a)	2,534,000	2,519,822
1.350%, 10/01/2017
Callable 09/01/2017	500,000	497,646
Comerica Incorporated:
3.000%, 09/16/2015	892,000	905,476
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	994,344
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	912,599
Wells Fargo & Company:
0.863%, 04/23/2018 (a)	2,500,000	2,506,130
4.125%, 08/15/2023	5,000,000	5,253,615

		24,572,215

Beverages - 0.9%
The Coca-Cola Company
5.350%, 11/15/2017	1,500,000	1,664,485
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	260,572

		1,925,057

Biotechnology - 5.0%
Celgene Corporation:
2.450%, 10/15/2015	5,279,000	5,331,801
4.000%, 08/15/2023	4,000,000	4,217,792
Gilead Sciences, Inc.
2.050%, 04/01/2019	1,550,000	1,551,787

		11,101,380

Building Products - 0.7%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,566,000

Capital Markets - 3.2%
Morgan Stanley (a):
4.500%, 08/30/2015	1,000,000	1,012,798
1.514%, 04/25/2018	2,500,000	2,541,830
1.083%, 01/24/2019	3,500,000	3,510,378

		7,065,006

Chemicals - 2.5%
Airgas, Inc.
2.950%, 06/15/2016
Callable 05/15/2016	950,000	971,611
Eastman Chemical Company
3.000%, 12/15/2015	2,625,000	2,675,374

CORPORATE BONDS	Principal Amount	Value
Chemicals - 2.5%, Continued
ECOLAB INC.
3.000%, 12/08/2016	$1,760,000	$1,818,089

		5,465,074

Commercial Services & Supplies - 0.5%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,127,757

Communications Equipment - 1.3%
Cisco Systems, Inc.:
5.500%, 02/22/2016	1,000,000	1,055,193
4.950%, 02/15/2019	700,000	782,772
Harris Corporation
6.375%, 06/15/2019	900,000	1,027,825

		2,865,790

Computers & Peripherals - 3.5%
Hewlett-Packard Company:
1.174%, 01/14/2019 (a)	2,000,000	1,967,706
4.650%, 12/09/2021	2,000,000	2,143,440
4.050%, 09/15/2022	2,000,000	2,035,148
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,672,710

		7,819,004

Consumer Finance - 2.5%
American Express Company (a)
0.823%, 05/22/2018	3,533,000	3,535,833
American Express Credit Corporation
2.800%, 09/19/2016	1,900,000	1,956,696

		5,492,529

Consumer Services - 2.7%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,074,133
2.875%, 12/10/2017	2,250,000	2,298,544
3.650%, 08/22/2018	2,500,000	2,595,882

		5,968,559

Containers & Packaging - 4.2%
Ball Corporation:
6.750%, 09/15/2020
Callable 03/15/2015	2,000,000	2,090,000
5.750%, 05/15/2021
Callable 11/15/2015	5,000,000	5,262,500
5.000%, 03/15/2022	2,000,000	2,070,000

		9,422,500

Diversified Financials - 4.2%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	4,125,000	4,235,113
1.134%, 01/25/2018 (a)	3,000,000	3,025,827
3.875%, 09/10/2024	2,000,000	2,004,108

		9,265,048

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

CORPORATE BONDS	Principal Amount	Value
Diversified Telecommunication Services - 10.2%
AT&T Inc. (a):
1.146%, 11/27/2018	$3,000,000	$3,051,114
0.909%, 03/11/2019	1,500,000	1,511,379
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,105,000
6.150%, 09/15/2019	1,402,000	1,521,170
5.800%, 03/15/2022	4,500,000	4,691,250
Verizon Communications Inc. (a):
1.771%, 09/15/2016	4,000,000	4,074,220
1.991%, 09/14/2018	4,000,000	4,164,736
4.150%, 03/15/2024
Callable 12/15/2023	1,500,000	1,554,036

		22,672,905

Electrical Equipment & Instruments - 0.9%
Roper Industries, Inc.
1.850%, 11/15/2017	2,000,000	2,003,820

Energy Equipment & Services - 1.5%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,657,888
Weatherford International Ltd. (b)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	1,782,732

		3,440,620

Food & Drug Retailing - 4.5%
CVS Caremark Corporation:
5.750%, 06/01/2017	2,750,000	3,036,748
2.250%, 12/05/2018
Callable 11/05/2018	1,725,000	1,742,036
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,171,664
Walgreen Co.
3.100%, 09/15/2022	3,000,000	2,966,715

		9,917,163

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	564,486

Health Care Equipment & Supplies - 3.3%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,478,169
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,191,867
Thermo Fisher Scientific Inc.
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,754,628

		7,424,664

Health Care Providers & Services - 2.3%
Express Scripts Holding Co
3.125%, 05/15/2016	2,760,000	2,838,069

CORPORATE BONDS	Principal Amount	Value
Health Care Providers & Services - 2.3%, Continued
McKesson Corporation
3.250%, 03/01/2016	$2,275,000	$2,329,955

		5,168,024

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,112,108

Household Durables - 1.4%
Jarden Corporation
7.500%, 05/01/2017	2,790,000	3,069,000

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,089,871

Insurance - 1.4%
Prudential Financial, Inc.
3.000%, 05/12/2016	3,023,000	3,098,696

Media - 0.7%
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,622,106

Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	500,000	533,792

Multiline Retail - 2.3%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,752,950
Kohl’s Corporation
6.250%, 12/15/2017	282,000	313,879

		5,066,829

Oil & Gas & Consumable Fuels - 9.9%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,139,628
6.375%, 09/15/2017	2,000,000	2,224,996
Enterprise Products Operating LLC:
3.200%, 02/01/2016	2,229,000	2,282,389
3.750%, 02/15/2025
Callable 11/15/2024	4,000,000	4,023,456
Noble Holding International Limited (b):
3.450%, 08/01/2015	4,855,000	4,919,557
3.950%, 03/15/2022	2,500,000	2,193,467
Range Resources Corporation
5.000%, 08/15/2022
Callable 02/15/2017	4,350,000	4,371,750

		22,155,243

Pharmaceuticals - 0.4%
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	990,890

Real Estate Investment Trusts - 4.1%
American Tower Corporation:
5.050%, 09/01/2020	1,250,000	1,357,854
4.700%, 03/15/2022	4,870,000	5,113,943

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

CORPORATE BONDS	Principal Amount	Value
Real Estate Investment Trusts - 4.1%, Continued
5.000%, 02/15/2024	$2,500,000	$2,656,032

		9,127,829

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	203,030

Semiconductor Equipment & Products - 0.9%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,074,436
Texas Instruments Incorporated
2.375%, 05/16/2016	1,000,000	1,023,304

		2,097,740

Specialty Retail - 0.7%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	542,806
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,099,351

		1,642,157

TOTAL CORPORATE BONDS
(Cost $194,491,944)		198,018,585

PREFERRED STOCKS - 0.9%	Shares
Capital Markets - 0.9%
Merrill Lynch Preferred Capital Trust III
Callable 02/17/2015	75,000	1,915,500

TOTAL PREFERRED STOCKS
(Cost $1,820,339)		1,915,500

U.S. GOVERNMENT ISSUES - 0.5%	Principal Amount
U.S. Treasury Notes - 0.5%
4.250%, 08/15/2015	$500,000	512,578
4.500%, 02/15/2016	500,000	523,203

TOTAL U.S. GOVERNMENT ISSUES
(Cost $994,056)		1,035,781

U.S. GOVERNMENT SPONSORED ENTITIES - 7.6%
Fannie Mae - 0.9%
5.000%, 03/15/2016	1,000,000	1,054,694
1.250%, 12/27/2019
Callable 03/27/2015	1,000,000	1,001,264

		2,055,958

Federal Home Loan Banks - 6.4%
4.875%, 05/17/2017	1,000,000	1,092,718
1.000%, 07/23/2019
Callable 07/23/2015	3,500,000	3,507,122

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Federal Home Loan Banks - 6.4%, Continued
1.500%, 07/30/2019
Callable 01/30/2015	$2,500,000	$2,502,797
1.000%, 08/13/2019
Callable 02/13/2015	2,750,000	2,752,426
0.375%, 11/26/2019
Callable 02/26/2015	2,500,000	2,496,675
1.500%, 04/25/2028
Callable 01/25/2015	2,000,000	1,999,710

		14,351,448

Freddie Mac - 0.3%
5.125%, 11/17/2017	500,000	556,808

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $16,752,740)		16,964,214

SHORT-TERM INVESTMENT - 1.4%	Shares
Money Market Fund (c) - 1.4%
Federated Government Obligations Fund - Institutional Shares, 0.01%	3,187,336	3,187,336

TOTAL SHORT-TERM INVESTMENT
(Cost $3,187,336)		3,187,336

Total Investments - 99.3%
(Cost $217,246,415)		221,121,416
Other Assets in Excess of Liabilities - 0.7%		1,582,820

TOTAL NET ASSETS - 100.0%		$222,704,236

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$870,003,592	$391,517,798	$333,888,565	$37,003,169	$221,121,416
Receivable for Fund shares sold	518,974	671,783	98,817	3,878	26,345
Dividends and interest receivable	342,569	169,214	319,663	77,496	1,859,182
Other assets	63,735	63,218	34,854	5,076	21,732

Total assets	870,928,870	392,422,013	334,341,899	37,089,619	223,028,675

Liabilities:
Payable for Fund shares redeemed	13,643,690	145,350	59,087	—	—
Payable for investment advisory fees (Note B)	1,704,000	476,693	476,062	39,048	248,978
Payable for distribution expense (Note B)	7,200	—	—	—	—
Accrued expenses and other liabilities	278,048	132,169	114,631	22,904	75,461

Total liabilities	15,632,938	754,212	649,780	61,952	324,439

Net assets	$855,295,932	$391,667,801	$333,692,119	$37,027,667	$222,704,236

Net assets consist of:
Paid in capital	$611,728,027	$312,295,122	$229,190,441	$25,655,171	$218,831,758
Accumulated net investment income	—	—	22,236	1,119	—
Accumulated net realized gain (loss) on investments	31,007,184	6,577,781	5,659	53,031	(2,523)
Net unrealized appreciation on investments	212,560,721	72,794,898	104,473,783	11,318,346	3,875,001

Net assets	$855,295,932	$391,667,801	$333,692,119	$37,027,667	$222,704,236

INSTITUTIONAL CLASS
Net assets	$840,630,512	$391,667,801	$333,692,119	$37,027,667	$222,704,236
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	34,957,741	32,366,547	14,630,258	1,842,011	20,574,085
Net asset value per share (offering and redemption price)	$24.05	$12.10	$22.81	$20.10	$10.82

ADVISER CLASS**
Net assets	$14,665,420
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	634,711
Net asset value per share (offering and redemption price)	$23.11

* Cost of Investments	$657,442,871	$318,722,900	$229,414,782	$25,684,823	$217,246,415

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds, and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$7,076,403	$1,450,890	$4,965,442	$560,203	$131,250
Interest	2,929	2,194	1,182	170,932	5,669,681

Total income	7,079,332	1,453,084	4,966,624	731,135	5,800,931

Expenses:
Investment advisory fees (Note B)	7,410,453	2,836,530	2,301,986	236,115	1,104,675
Distribution expense – Adviser Class (Note B)	66,717	—	—	—	—
Administrative fees	741,691	318,418	282,633	27,590	175,701
Accounting and transfer agent fees and expenses	344,859	1,041,553	150,684	51,766	104,580
Professional fees	152,837	59,575	52,794	9,363	36,249
Trustees’ fees	142,655	47,645	39,757	4,507	31,063
Custody fees and expenses	132,316	45,262	35,891	5,751	24,107
Federal and state registration	92,486	63,468	74,263	15,320	27,048
Reports to shareholders	40,796	43,961	11,832	2,178	4,559
Other	223,143	79,930	70,071	7,821	47,190

Total expenses	9,347,953	4,536,342	3,019,911	360,411	1,555,172
Less, expense waiver and/or reimbursement (Note B)	—	(754,302)	(389,070)	(69,808)	(119,095)

Net expenses	9,347,953	3,782,040	2,630,841	290,603	1,436,077

Net investment income (loss)	(2,268,621)	(2,328,956)	2,335,783	440,532	4,364,854

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	116,963,656	21,926,334	13,262,162	921,573	1,423,528
Net change in unrealized appreciation/depreciation on investments	(152,665,777)	(35,932,810)	5,085,860	777,601	(2,042,637)

Net realized and unrealized gain (loss) on investments	(35,702,121)	(14,006,476)	18,348,022	1,699,174	(619,109)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,970,742)	$(16,335,432)	$20,683,805	$2,139,706	$3,745,745

* Net of foreign taxes withheld	$1,646	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(2,268,621)	$(2,418,900)	$(2,328,956)	$(1,815,616)
Net realized gain on investments	116,963,656	105,100,295	21,926,334	362,333
Net change in unrealized appreciation/depreciation on investments	(152,665,777)	197,156,682	(35,932,810)	92,231,060

Net increase (decrease) in net assets resulting from operations	(37,970,742)	299,838,077	(16,335,432)	90,777,777

Dividends and Distributions to Institutional Class Shareholders:
Net investment income	—	(120,236)	—	—
Net realized gain on investments	(111,270,982)	(80,953,459)	(9,716,281)	—

	(111,270,982)	(81,073,695)	(9,716,281)	—

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	(1,943,645)	(3,215,054)	—	—

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(82,278,249)	12,488,180	51,296,819	25,481,047

Total increase (decrease) in net assets	(233,463,618)	228,037,508	25,245,106	116,258,824

Net Assets:
Beginning of period	1,088,759,550	860,722,042	366,422,695	250,163,871

End of period	$855,295,932	$1,088,759,550	$391,667,801	$366,422,695

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$2,335,783	$1,660,296	$440,532	$272,081
Net realized gain on investments	13,262,162	5,864,180	921,573	296,012
Net change in unrealized appreciation/depreciation on investments	5,085,860	65,864,138	777,601	5,221,417

Net increase in net assets resulting from operations	20,683,805	73,388,614	2,139,706	5,789,510

Dividends and Distributions to Shareholders:
Net investment income	(2,313,547)	(1,708,848)	(439,413)	(272,556)
Net realized gain on investments	(12,862,260)	(6,674,882)	(835,323)	(56,337)

	(15,175,807)	(8,383,730)	(1,274,736)	(328,893)

Net increase in net assets resulting from Fund share transactions (Note C)	4,252,493	97,797,389	830,413	8,071,183

Total increase in net assets	9,760,491	162,802,273	1,695,383	13,531,800

Net Assets:
Beginning of period	323,931,628	161,129,355	35,332,284	21,800,484

End of period*	$333,692,119	$323,931,628	$37,027,667	$35,332,284

* Including accumulated net investment income of	$22,236	$—	$1,119	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$4,364,854	$5,201,042
Net realized gain on investments	1,423,528	431,378
Net change in unrealized appreciation/depreciation on investments	(2,042,637)	(5,509,584)

Net increase in net assets resulting from operations	3,745,745	122,836

Dividends and Distributions to Shareholders:
Net investment income	(4,405,305)	(5,205,420)
Return of capital	(17,185)	—
Net realized gain on investments	(1,154,873)	(1,231,771)

	(5,577,363)	(6,437,191)

Net increase in net assets resulting from Fund share transactions (Note C)	3,431,422	21,539,078

Total increase in net assets	1,599,804	15,224,723

Net Assets:
Beginning of period	221,104,432	205,879,709

End of period	$222,704,236	$221,104,432

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$28.33		$22.69		$22.45	$21.49		$16.16

Net investment income (loss)	(0.06	)(1)	(0.06	)(2)	0.13 (1)	(0.08	)(1)	(0.07	)(1)
Net realized and unrealized gain (loss) on investments	(0.77)		8.02		2.01	1.04		5.40

Total from investment operations	(0.83)		7.96		2.14	0.96		5.33

Dividends from net investment income	—		—		(0.13)	—		—
Distributions from net realized gains	(3.45)		(2.32)		(1.77)	—		—

Total dividends and distributions	(3.45)		(2.32)		(1.90)	—		—

Net Asset Value – End of Period	$24.05		$28.33		$22.69	$22.45		$21.49

Total Return	-3.11%		35.11%		9.74%	4.47%		32.98%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$840,631		$1,047,607		$819,985	$785,280		$690,511
Ratio of expenses to average net assets:	0.94%		0.95%		0.94%	0.95%		0.96%
Ratio of net investment income (loss) to average net assets:	(0.21)%		(0.23)%		0.53%	(0.33)%		(0.38)%
Portfolio turnover rate(3)	60%		47%		49%	50%		57%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$27.43		$22.07		$21.88	$21.00		$15.83

Net investment income (loss)	(0.12	)(1)	(0.13	)(2)	0.07 (1)	(0.13	)(1)	(0.11	)(1)
Net realized and unrealized gain (loss) on investments	(0.75)		7.81		1.95	1.01		5.28

Total from investment operations	(0.87)		7.68		2.02	0.88		5.17

Dividends from net investment income	—		—		(0.06)	—		—
Distributions from net realized gains	(3.45)		(2.32)		(1.77)	—		—

Total dividends and distributions	(3.45)		(2.32)		(1.83)	—		—

Net Asset Value – End of Period	$23.11		$27.43		$22.07	$21.88		$21.00

Total Return	-3.35%		34.81%		9.45%	4.19%		32.66%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$14,665		$41,153		$40,737	$43,124		$44,124
Ratio of expenses to average net assets:	1.19%		1.20%		1.19%	1.20%		1.21%
Ratio of net investment income (loss) to average net assets:	(0.46)%		(0.48)%		0.28%	(0.58)%		(0.63)%
Portfolio turnover rate(3)	60%		47%		49%	50%		57%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		May 2, 2011(1) through December 31, 2011
Net Asset Value – Beginning of Period	$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.08	)(2)	(0.06	)(3)	(0.03	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	(0.48)		3.35		0.85		(1.12)

Total from investment operations	(0.56)		3.29		0.82		(1.14)

Distributions from net realized gains	(0.31)		—		—		—

Net Asset Value – End of Period	$12.10		$12.97		$9.68		$8.86

Total Return	-4.39%		33.99%		9.26%		-11.40%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$391,668		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.20%		1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.82)%		(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.62)%		(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	72%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013(1)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$22.44	$17.62	$15.34	$15.18	$13.02

Net investment income	0.17	0.14 (2)	0.14 (2)	0.11 (2)	0.08
Net realized and unrealized gain on investments	1.28	5.27	2.27	0.39	2.24

Total from investment operations	1.45	5.41	2.41	0.50	2.32

Dividends from net investment income	(0.16)	(0.12)	(0.12)	(0.10)	(0.08)
Distributions from net realized gains	(0.92)	(0.47)	(0.01)	(0.24)	(0.08)

Total dividends and distributions	(1.08)	(0.59)	(0.13)	(0.34)	(0.16)

Net Asset Value – End of Period	$22.81	$22.44	$17.62	$15.34	$15.18

Total Return	6.40%	30.74%	15.69%	3.30%	17.77%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$333,692	$323,932	$161,129	$102,548	$72,370
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.92%	0.93%	0.96%	0.99%	1.04%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.59%	0.53%	0.69%	0.54%	0.39%
After expense waiver and/or reimbursement	0.71%	0.66%	0.85%	0.73%	0.63%
Portfolio turnover rate	14%	17%	12%	20%	23%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$19.63	$16.11	$14.53	$14.25	$13.09

Net investment income	0.24	0.17	0.19	0.17	0.18
Net realized and unrealized gain on investments	0.94	3.55	1.58	0.28	1.16

Total from investment operations	1.18	3.72	1.77	0.45	1.34

Dividends from net investment income	(0.24)	(0.17)	(0.19)	(0.17)	(0.18)
Distributions from net realized gains	(0.47)	(0.03)	—	—	—

Total dividends and distributions	(0.71)	(0.20)	(0.19)	(0.17)	(0.18)

Net Asset Value – End of Period	$20.10	$19.63	$16.11	$14.53	$14.25

Total Return	5.99%	23.18%	12.20%	3.16%	10.31%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$37,028	$35,332	$21,800	$18,560	$16,486
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	1.04%	1.10%	1.14%	1.25%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.02%	0.72%	0.91%	0.83%	0.89%
After expense waiver and/or reimbursement	1.21%	0.96%	1.21%	1.17%	1.34%
Portfolio turnover rate	20%	10%	15%	34%	13%

	LKCM Fixed Income Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$10.91	$11.23	$11.04	$11.03	$10.85

Net investment income	0.22	0.27	0.34	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.03)	(0.26)	0.25	0.09	0.22

Total from investment operations	0.19	0.01	0.59	0.46	0.62

Dividends from net investment income	(0.22)	(0.27)	(0.34)	(0.37)	(0.40)
Distributions from net realized gains	(0.06)	(0.06)	(0.06)	(0.08)	(0.04)

Total dividends and distributions	(0.28)	(0.33)	(0.40)	(0.45)	(0.44)

Net Asset Value – End of Period	$10.82	$10.91	$11.23	$11.04	$11.03

Total Return	1.72%	0.07%	5.44%	4.22%	5.82%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$222,704	$221,104	$205,880	$178,116	$162,353
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.70%	0.72%	0.71%	0.72%	0.73%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.92%	2.34%	2.98%	3.31%	3.55%
After expense waiver and/or reimbursement	1.97%	2.41%	3.04%	3.38%	3.63%
Portfolio turnover rate	46%	30%	31%	24%	20%

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Other assets and securities for which no market or broker quotations or matrix evaluations are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2014, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$869,558,608	$—	$—	$869,558,608
Money Market Fund	444,984	—	—	444,984

Total Investments*	$870,003,592	$—	$—	$870,003,592

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$363,975,830	$—	$—	$363,975,830
Money Market Funds	27,541,968	—	—	27,541,968

Total Investments*	$391,517,798	$—	$—	$391,517,798

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$328,697,199	$—	$—	$328,697,199
Money Market Fund	5,191,366	—	—	5,191,366

Total Investments*	$333,888,565	$—	$—	$333,888,565

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$26,307,831	$—	$—	$26,307,831
Corporate Bonds	—	10,188,207	—	10,188,207
Money Market Fund	507,131	—	—	507,131

Total Investments*	$26,814,962	$10,188,207	$—	$37,003,169

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stock	$1,915,500	$—	$—	$1,915,500
Corporate Bonds	—	198,018,585	—	198,018,585
U.S. Government Issues	—	1,035,781	—	1,035,781
U.S. Government Sponsored Entities	—	16,964,214	—	16,964,214
Money Market Fund	3,187,336	—	—	3,187,336

Total Investments*	$5,102,836	$216,018,580	$—	$221,121,416

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2014, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Accumulated net investment income	$2,268,621	$2,328,956	$—	$—	$57,636
Accumulated loss	—	—	—	—	(40,451)
Capital stock	(2,268,621)	(2,328,956)	—	—	(17,185)

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2015 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2014, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Advisory Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25%	(Adviser)
Fees Waived in 2014	—		$754,302	$389,070	$69,808	$119,095

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2014, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $66,717. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2014, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	5,090,394	$137,885,561	7,160,666	$184,699,527
Shares issued to shareholders in reinvestment of distributions	3,894,617	95,145,501	2,344,622	66,376,248
Shares redeemed	(11,007,819)	(292,497,239)	(8,669,045)	(229,999,280)
Redemption fee		1,665		5,464

Net increase (decrease)	(2,022,808)	$(59,464,512)	836,243	$21,081,959

Shares Outstanding:
Beginning of period	36,980,549		36,144,306

End of period	34,957,741		36,980,549

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	90,701	$2,387,553	240,019	$5,993,032
Shares issued to shareholders in reinvestment of distributions	82,216	1,929,605	116,816	3,201,933
Shares redeemed	(1,038,683)	(27,132,211)	(702,113)	(17,789,230)
Redemption fee		1,316		486

Net decrease	(865,766)	$(22,813,737)	(345,278)	$(8,593,779)

Shares Outstanding:
Beginning of period	1,500,477		1,845,755

End of period	634,711		1,500,477

Total Net Increase (Decrease)		$(82,278,249)		$12,488,180

LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	9,234,059	$115,420,906	9,711,405	$105,122,031
Shares issued to shareholders in reinvestment of distributions	746,263	9,164,107	—	—
Shares redeemed	(5,856,919)	(73,288,257)	(7,314,011)	(79,641,825)
Redemption fee		63		841

Net increase	4,123,403	$51,296,819	2,397,394	$25,481,047

Shares Outstanding:
Beginning of period	28,243,144		25,845,750

End of period	32,366,547		28,243,144

LKCM Equity Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	3,761,309	$85,328,023	5,470,658	$101,665,684
Proceeds from reorganization	—	—	767,299	15,482,266
Shares issued to shareholders in reinvestment of distributions	610,212	14,126,415	326,996	7,314,894
Shares redeemed	(4,176,956)	(95,202,980)	(1,272,966)	(26,674,481)
Redemption fee		1,035		8,816
Capital contribution*		—		210

Net increase	194,565	$4,252,493	5,291,987	$97,797,389

Shares Outstanding:
Beginning of period	14,435,693		9,143,706

End of period	14,630,258		14,435,693

LKCM Balanced Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	305,782	$6,086,579	646,104	$11,580,995
Shares issued to shareholders in reinvestment of distributions	60,084	1,218,695	16,446	304,154
Shares redeemed	(324,088)	(6,475,021)	(215,795)	(3,825,436)
Redemption fee		160		11,470

Net increase	41,778	$830,413	446,755	$8,071,183

Shares Outstanding:
Beginning of period	1,800,233		1,353,478

End of period	1,842,011		1,800,233

LKCM Fixed Income Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	3,038,338	$33,371,642	4,508,561	$50,115,815
Shares issued to shareholders in reinvestment of distributions	468,864	5,108,498	523,187	5,755,116
Shares redeemed	(3,194,984)	(35,048,778)	(3,095,802)	(34,333,599)
Redemption fee		60		1,738
Capital contribution*		—		8

Net increase	312,218	$3,431,422	1,935,946	$21,539,078

Shares Outstanding:
Beginning of period	20,261,867		18,325,921

End of period	20,574,085		20,261,867

*	A capital contribution of $210 and $8 was made to the Equity Fund and Fixed Income Fund, respectively, by the Adviser for trade commission adjustments.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$578,075,769	$—	$763,423,461
LKCM Small-Mid Cap Equity Fund	—	281,566,903	—	258,590,101
LKCM Equity Fund	—	58,941,735	—	44,224,066
LKCM Balanced Fund	—	7,787,289	—	7,241,565
LKCM Fixed Income Fund	20,830,522	81,993,099	14,095,000	85,677,840

E.    Tax Information:    At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$658,192,843	$318,784,581	$229,414,782	$25,684,823	$217,246,415

Gross Unrealized Appreciation	$226,519,260	$77,790,218	$108,954,385	$11,537,584	$4,658,146
Gross Unrealized Depreciation	(14,708,511)	(5,057,001)	(4,480,602)	(219,238)	(783,145)

Net Unrealized Appreciation	$211,810,749	$72,733,217	$104,473,783	$11,318,346	$3,875,001

Undistributed Ordinary Income	—	—	27,895	1,119	—
Undistributed Long-Term Capital Gain	31,757,156	6,639,462	—	53,031	—

Total Distributable Earnings	$31,757,156	$6,639,462	$27,895	$54,150	$—

Other Accumulated Losses	$—	$—	$—	$—	$(2,523)

Total Accumulated Gains	$243,567,905	$79,372,679	$104,501,678	$11,372,496	$3,872,478

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2014, the LKCM Small-Mid Cap Equity Fund utilized capital loss carryforwards of $1,923,553.

At December 31, 2014, the LKCM Fixed Income Fund deferred, on a tax basis, post-October capital losses of $2,523.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	—	$113,214,627	$120,236	$84,168,513
LKCM Small-Mid Cap Equity Fund	—	—	9,716,281	—	—
LKCM Equity Fund	2,482,075	—	12,693,732	1,708,848	6,674,882
LKCM Balanced Fund	439,413	—	835,323	272,177	56,716
LKCM Fixed Income Fund	4,492,614	17,185	1,067,564	5,204,352	1,232,839

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2014 and 2013.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2011 through December 31, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2014. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 27, 2015

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2014

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	8	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	8	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	8	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	8	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager Luther King Capital Management since 1996.	8	None

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Officers:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management since 1986, Vice President and Portfolio Manager, Luther King Capital Management since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	Chief Financial Officer since 2010, General Counsel and Chief Compliance Officer, Luther King Capital Management since 2006. Principal, Luther King Capital Management since 2013.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund

LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

Annual Report

December 31, 2014

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

Funds	Inception Date	NAV@ 12/31/14	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/14	Five Year Average Annualized Return Ended 12/31/14	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Value Fund	7/11/05	$16.87	1.50%	1.52%	2.73%	12.61%	7.29%
Russell 1000 Value® Index(1)					13.45%	15.42%	7.33%
LKCM Aquinas Growth Fund	7/11/05	$17.21	1.51%	1.59%	1.25%	10.91%	5.66%
Russell 1000 Growth® Index(2)					13.05%	15.81%	8.94%
LKCM Aquinas Small Cap Fund	7/11/05	$7.66	1.50%	2.25%	-4.54%	13.86%	6.55%
Russell 2000® Index(3)					4.89%	15.55%	7.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2015. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.
**	Expense ratios above are as of December 31, 2013, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2014 may differ due to the inclusion of acquired fund fees and expenses in the ratios presented above.
***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth® Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000® Index.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

2014 Review

Investors were faced with several data series in 2014 that shaped the trajectory of the financial markets, including declining bond yields, declining crude oil prices, and global economic growth rates. The year started with weakness domestically due to the unusually cold weather across the United States. Real Gross Domestic Product (GDP) in the United States contracted approximately 2.1% in the first quarter of 2014, the first quarterly contraction in three years. As weather and business activity improved in the second quarter of 2014, economic growth rebounded with real GDP expanding approximately 4.6%, followed by approximately 5.0% and 2.6% growth in the third and fourth quarters of 2014, respectively.

Bond yields fell both in the United States and abroad throughout 2014, finishing the year near annual lows in most cases. The operative phrase from the Federal Open Market Committee (FOMC) has shifted from interest rates staying low for a “considerable time” to the path of interest rates being “data dependent,” which appears to provide the Federal Reserve with necessary room to maneuver while reassuring the marketplace that it will not act prematurely. We believe the phase-out of quantitative easing by the Federal Reserve in October 2014 went much more smoothly than many anticipated, as suggested by the activity in interest rates during the year.

We believe easily the biggest story in the financial markets during the year was the steep decline in crude oil prices. The approximate 46% decline in the price of a barrel of West Texas Intermediate crude oil from $98.42 a barrel at the beginning of the year to $53.27 a barrel at year-end negatively affected the equity values of energy service and production companies. The volatility in crude oil prices is reminiscent of 2008 when oil began the year trading for $96.00 a barrel, briefly reaching $146.30 a barrel, before finishing the year at $44.60 a barrel. The abrupt decline in oil prices in 2008 proved transitory as oil prices recovered to $80.00 a barrel the following year. That collapse appeared to be driven in large part by a demand shock as the market grappled with the ensuing global economic slowdown in 2009. In contrast, we believe the current decline in oil prices is mainly a result of excess global supply, predominantly driven by the success of domestic shale oil production, although slowing economic growth in China and Europe appear to be contributing factors as well. However, we believe the decision by the Organization of Petroleum Exporting Countries (OPEC) on Thanksgiving Day not to curtail production sent oil tumbling $7.54 a barrel the following day with a clear signal that OPEC will not promote a short term solution for propping up crude oil prices.

2

2015 Outlook

We believe much of the current economic environment is akin to the second half of the 1990s. At that time, as today, the U.S. economy was growing faster than its global counterparts, resulting in divergent central bank monetary policy in which the United States was tightening monetary policy while other Group of Five economies, such as Germany and Japan, were either sustaining or tightening monetary policy. As a result, the dollar appreciated in the late 1990s and contributed in part to the decline in crude oil prices in 1997-1998. In addition, Japan entered a deflationary spiral in the late 1990s from which it is still attempting to escape, as deflationary forces in Japan resulted in excess Japanese savings spilling into the global financial system, dragging down bond yields in other developed economies, including the United States where yields on the 10-Year Treasury Bond fell from 7.85% in early 1995 to a low of 4.28% in 1998. At that time, the Federal Reserve had to reverse course and become more dovish in response to financial contagion in the rest of the world, which began with the Asian currency crisis in July 1997, despite strong United States economic output. Today we believe we have a similar situation with the collapse in commodity prices exerting pressure on emerging market economies, which in our view are attempting to unwind excesses created from a cyclical boom in commodity prices. In addition to emerging market economies risk, we believe there are deflationary fears in Europe, the result of which could well be a continued flight to quality in U.S. bonds and further flattening of the yield curve similar to the late 1990s.

We believe low European bond yields in conjunction with the high likelihood of European Central Bank (ECB) quantitative easing have exerted downward pressure on U.S. Treasury bond yields by creating demand for U.S. debt securities due to their relative attractiveness. The strength of the U.S. dollar relative to the Euro appears to only exacerbate this pressure. If oil stays near current levels, we believe it will keep a lid on headline inflation around the world and further frustrate the ECB and Bank of Japan which are battling deflationary fears. If the Federal Reserve were to tighten monetary policy by raising the federal funds rate, we believe the U.S. dollar would likely rise, reinforcing downward pressure on oil and U.S. Treasury bond yields.

There have been two major rallies in the U.S. dollar since the mid-1970s, both lasting roughly seven years. The dollar appreciated approximately 52% in the early 1980s and approximately 34% in the late 1990s. The U.S. dollar has risen approximately 13% from its lows during 2014, and we believe the divergence in global growth and prospective monetary policy are likely to further boost the value of the U.S. dollar. We believe this will present a risk that the U.S. dollar overshoots and undercuts the profit expectations for U.S.-based multinational companies. We also believe the Eurozone is flirting with deflation and structural challenges in fiscal policy within the European Union also appear to remain unaddressed. These fiscal and monetary challenges further support our view that the U.S. dollar appears to be in a period of cyclical strength relative to other major currencies.

If indeed the recent drop in crude oil prices is more supply-driven than demand-drive, the logical conclusion would seemingly be that the path of future crude oil prices may more closely resemble current levels than a $100 a barrel level. Saudi Arabia has long played the role of the “swing producer” within OPEC to crimp supply and buoy the price of crude oil. Thus, when Saudi Arabia has historically been faced with the choice of defending the price of crude oil or defending its market share, it has historically chosen to defend the price of crude oil and risk forfeiting its market share. Although OPEC retains the right to shift its strategy at any point, we do believe that market clearing forces will eventually work and lower crude oil prices will beget a reduction in unprofitable production and discourage capital investment in energy companies and projects. The dramatic decline in oil prices effectively behaves economically like a “tax cut” for the consumer, and we estimate that each penny decline in gas prices translates into approximately $1 billion of annual incremental spending power for consumers.

We believe many of the drivers of the U.S. equity market returns in 2014 are likely to remain in place for 2015, including higher GDP growth compared to 2014, low inflation, and a stable-to-improving job market. We estimate corporate earnings per share for the S&P 500 Index® were $117 in 2014 and further estimate they may grow 7-8% in 2015. In our view, the four key tenets of earnings multiples—taxes, regulation, interest rates, and inflation—remain favorable. We remain constructive on the U.S. equity markets for 2015, but would not be surprised to see greater market volatility than 2012-2014 as financial markets wrestle with slowing global economic growth, conflicting central bank monetary policy, and volatile commodity prices.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund returned 2.73% for the year ended December 31, 2014 as compared to the 13.45% return for the Fund’s benchmark, the Russell 1000 Value® Index. During the year, both stock selection and sector allocation decisions detracted from the Fund’s performance relative to the benchmark. The Fund’s overweight position in the Technology sector benefited the Fund’s relative performance, but was more than offset by the Fund’s underweight positions in the Utilities and Healthcare sectors and overweight position in the Materials sector. The Fund’s underweight position in the Healthcare sector was primarily the result of the Fund’s Catholic-values investing mandate, which limits the Fund’s ability to invest in a number of companies in this sector. Stock selection in the Healthcare and Consumer Staples sectors benefited the Fund’s relative performance, but was more than offset by stock selection in the Technology, Financials and Energy sectors. We remain confident the Fund is well-positioned with a strong emphasis on companies that we view has high quality with reasonable valuations relative to their earnings growth rate, which we believe can provide an opportunity to add value for the Fund and its shareholders in the upcoming year. We continue to emphasize holdings in which we expect meaningful dividend increases or share buybacks during 2015.

3

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund declined 4.54% for the year ended December 31, 2014 as compared to the 4.89% return for the Fund’s benchmark, the Russell 2000® Index. During the year, both stock selection and sector allocation decisions detracted from the Fund’s performance relative to the benchmark. Positive stock selection in the Energy sector was more than offset by weakness in stock selection in the Technology, Industrials, Financials and Consumer Discretionary sectors relative to the benchmark. Sector allocation decisions also detracted from the Fund’s relative performance with the Fund’s underweight position in the Utilities sector and overweight position in the Energy sector accounting for much of the shortfall. Our investment strategy for the Fund focuses on investments in what we view as higher quality companies and it had difficulty overcoming two powerful forces—“reach for yield” and focus on lower quality companies—that we believe continued to drive the markets during the year. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the opportunities and challenges we expect the financial markets will present during the upcoming year.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund advanced 1.25% for the year ended December 31, 2014 as compared to the 13.05% return of the Fund’s benchmark, the Russell 1000 Growth® Index. During the year, both stock selection and sector allocation decisions detracted from the Fund’s performance relative to the benchmark. The Fund’s underweight position in the Materials sector benefited the Fund’s relative performance, but was offset by the Fund’s underweight position in the Healthcare sector and overweight position in the Energy sector. The Fund’s underweight position in the Healthcare sector was primarily the result of the Fund’s Catholic-values investing mandate, which limits the Fund’s ability to invest in a number of companies in this sector. Stock selection in the Energy, Financials, Technology and Industrials sectors also detracted from the Fund’s relative performance. We remain committed to our investment strategy and stock selection process for the Fund and believe we have the Fund well-positioned for the opportunities and challenges we expect the financial markets will present during the upcoming year.

J. Luther King, Jr., CFA, CIC

January 27, 2015

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-15 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Funds’ summary and statutory prospectuses. Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The Standard & Poor’s 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market. One cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 3 Years(1)	Past 5 Years(1)	Since Inception(1)(2)
LKCM Aquinas Value Fund	2.73%	15.41%	12.61%	7.29%
Russell 1000® Value Index	13.45%	20.89%	15.42%	7.33%
Lipper Large-Cap Value Funds Index	11.01%	19.67%	13.64%	7.07%
(1)	Annualized.
(2)	The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND

(for the period from July 11, 2005 through December 31, 2014)

The Russell 1000® Value Index is an unmanaged index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 3 Years(1)	Past 5 Years(1)	Since Inception(1)(2)
LKCM Aquinas Growth Fund	1.25%	12.35%	10.91%	5.66%
Russell 1000® Growth Index	13.05%	20.26%	15.81%	8.94%
Lipper Large-Cap Growth Funds Index	10.34%	20.09%	14.12%	7.93%
(1)	Annualized.
(2)	The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND

(for the period from July 11, 2005 through December 31, 2014)

The Russell 1000® Growth Index consists of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

6

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2014 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2014)

	Past 1 Year	Past 3 Years(1)	Past 5 Years(1)	Since Inception(1)(2)
LKCM Aquinas Small Cap Fund	-4.54%	10.98%	13.86%	6.55%
Russell 2000® Index	4.89%	19.21%	15.55%	7.95%
Lipper Small-Cap Core Funds Index	4.09%	17.99%	14.71%	8.40%
(1)	Annualized.
(2)	The assets of the Aquinas Small Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND

(for the period from July 11, 2005 through December 31, 2014)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

7

LKCM Aquinas Funds Expense Example — December 31, 2014

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 - 12/31/14).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 – 12/31/14
Actual	$1,000.00	$979.90	$7.49
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 – 12/31/14
Actual	$1,000.00	$1,013.50	$7.61
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 – 12/31/14
Actual	$1,000.00	$961.70	$7.42
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

8

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2014

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

9

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 99.0%	Shares	Value
Aerospace & Defense - 2.9%
Honeywell International Inc.	15,000	$1,498,800

Auto Components - 2.7%
The Goodyear Tire & Rubber Company	50,000	1,428,500

Banks - 12.7%
BOK Financial Corporation	17,500	1,050,700
Comerica Incorporated	25,000	1,171,000
Cullen/Frost Bankers, Inc.	15,000	1,059,600
SunTrust Banks, Inc.	40,000	1,676,000
Zions Bancorporation	60,000	1,710,600

		6,667,900

Beverages - 3.7%
The Coca-Cola Company	17,500	738,850
PepsiCo, Inc.	12,500	1,182,000

		1,920,850

Chemicals - 5.4%
FMC Corporation	24,000	1,368,720
Monsanto Company	12,500	1,493,375

		2,862,095

Computers & Peripherals - 3.5%
EMC Corporation	40,000	1,189,600
International Business Machines Corporation	4,020	644,969

		1,834,569

Construction Materials - 2.6%
Martin Marietta Materials, Inc.	12,500	1,379,000

Diversified Financials - 3.0%
JPMorgan Chase & Co.	25,000	1,564,500

Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	17,000	795,260

Electrical Equipment & Instruments - 2.7%
Roper Industries, Inc.	9,000	1,407,150

Electronic Equipment & Instruments - 1.8%
Trimble Navigation Limited (a)	35,400	939,516

Energy Equipment & Services - 1.4%
Schlumberger Limited (b)	8,400	717,444

Food & Drug Retailing - 3.2%
CVS Caremark Corporation	17,500	1,685,425

Food Products - 3.8%
Kraft Foods Group, Inc.	15,000	939,900
Mondelez International, Inc. - Class A	29,700	1,078,852

		2,018,752

Health Care Equipment & Supplies - 2.0%
DENTSPLY International Inc.	20,000	1,065,400

Household Durables - 3.3%
Whirlpool Corporation	9,000	1,743,660

COMMON STOCKS	Shares	Value
Insurance - 6.4%
MetLife, Inc.	33,000	$1,784,970
Prudential Financial, Inc.	17,500	1,583,050

		3,368,020

Internet Software & Services - 4.9%
Akamai Technologies, Inc. (a)	25,000	1,574,000
Sabre Corporation	50,000	1,013,500

		2,587,500

Machinery - 5.3%
Barnes Group Inc.	30,000	1,110,300
Danaher Corporation	17,500	1,499,925
Dover Corporation	2,500	179,300

		2,789,525

Multiline Retail - 4.7%
Kohl’s Corporation	18,000	1,098,720
Macy’s, Inc.	20,800	1,367,600

		2,466,320

Oil & Gas & Consumable Fuels - 7.5%
Cabot Oil & Gas Corporation	36,000	1,065,960
ConocoPhillips	11,000	759,660
Exxon Mobil Corporation	4,000	369,800
Gulfport Energy Corporation (a)	15,000	626,100
Range Resources Corporation	10,000	534,500
The Williams Companies, Inc.	13,000	584,220

		3,940,240

Paper & Forest Products - 2.5%
International Paper Company	25,000	1,339,500

Pharmaceuticals - 3.1%
AbbVie Inc.	25,000	1,636,000

Software - 4.0%
Adobe Systems Incorporated (a)	22,500	1,635,750
Citrix Systems, Inc. (a)	7,500	478,500

		2,114,250

Specialty Retail - 4.4%
The Home Depot, Inc.	10,000	1,049,700
Tiffany & Co.	12,000	1,282,320

		2,332,020

TOTAL COMMON STOCKS
(Cost $31,327,615)		52,102,196

The accompanying notes are an integral part of these financial statements.

10

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

SHORT-TERM INVESTMENT - 1.4%	Shares	Value
Money Market Fund (c) - 1.4%
Federated Government Obligations Fund - Institutional Shares, 0.01%	743,745	$743,745

TOTAL SHORT-TERM INVESTMENT
(Cost $743,745)		743,745

Total Investments - 100.4%
(Cost $32,071,360)		52,845,941
Liabilities in Excess of Other Assets - (0.4)%		(193,961)

TOTAL NET ASSETS - 100.0%		$52,651,980

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 100.2%	Shares	Value
Aerospace & Defense - 2.5%
Honeywell International Inc.	7,675	$766,886

Banks - 3.5%
Comerica Incorporated	12,975	607,749
Cullen/Frost Bankers, Inc.	3,000	211,920
Texas Capital Bancshares, Inc. (a)	5,000	271,650

		1,091,319

Beverages - 1.4%
The Coca-Cola Company	10,000	422,200

Biotechnology - 1.7%
Amgen Inc.	3,275	521,675

Chemicals - 1.1%
FMC Corporation	6,000	342,180

Communications Equipment - 2.4%
QUALCOMM Incorporated	10,000	743,300

Computers & Peripherals - 6.6%
Apple Inc.	10,500	1,158,990
EMC Corporation	30,000	892,200

		2,051,190

Consumer Finance - 2.6%
American Express Company	8,750	814,100

Diversified Telecommunication Services - 1.8%
Verizon Communications, Inc.	12,275	574,225

Electrical Equipment & Instruments - 7.1%
AMETEK, Inc.	10,000	526,300
Emerson Electric Co.	12,000	740,760
Roper Industries, Inc.	6,000	938,100

		2,205,160

Electronic Equipment & Instruments - 3.7%
National Instruments Corporation	18,000	559,620
Trimble Navigation Limited (a)	22,000	583,880

		1,143,500

Energy Equipment & Services - 2.0%
Halliburton Company	6,750	265,477
Schlumberger Limited (b)	4,200	358,722

		624,199

Food & Drug Retailing - 2.9%
CVS Caremark Corporation	9,375	902,906

Food Products - 1.7%
The WhiteWave Foods Company (a)	15,125	529,224

Health Care Equipment & Supplies - 2.5%
Zimmer Holdings, Inc.	6,950	788,269

Health Care Providers & Services - 4.9%
Express Scripts Holding Co (a)	8,000	677,360
McKesson Corporation	4,000	830,320

		1,507,680

COMMON STOCKS	Shares	Value
Hotels, Restaurants & Leisure - 2.1%
Yum! Brands, Inc.	8,800	$641,080

Household Products - 3.5%
Colgate-Palmolive Company	12,000	830,280
The Procter & Gamble Company	3,000	273,270

		1,103,550

Insurance - 2.0%
Prudential Financial, Inc.	7,000	633,220

Internet Catalog & Retail - 2.5%
Amazon.com, Inc. (a)	2,500	775,875

Internet Software & Services - 12.0%
Akamai Technologies, Inc. (a)	17,000	1,070,320
Facebook, Inc. - Class A (a)	14,000	1,092,280
Google Inc. - Class A (a)	1,000	530,660
Google Inc. - Class C (a)	1,000	526,400
Yahoo! Inc. (a)	10,000	505,100

		3,724,760

Machinery - 4.9%
Danaher Corporation	11,000	942,810
Dover Corporation	8,025	575,553

		1,518,363

Media - 1.1%
The Walt Disney Company	3,500	329,665

Oil & Gas & Consumable Fuels - 3.1%
Cabot Oil & Gas Corporation	15,000	444,150
Range Resources Corporation	10,000	534,500

		978,650

Pharmaceuticals - 3.4%
AbbVie Inc.	16,000	1,047,040

Software - 5.6%
ACI Worldwide, Inc. (a)	24,000	484,080
Citrix Systems, Inc. (a)	10,000	638,000
Microsoft Corporation	13,625	632,881

		1,754,961

Specialty Retail - 6.4%
The Home Depot, Inc.	6,000	629,820
O’Reilly Automotive, Inc. (a)	3,000	577,860
Tractor Supply Company	10,000	788,200

		1,995,880

Textiles, Apparel & Luxury Goods - 5.2%
NIKE, Inc. - Class B	6,000	576,900
V.F. Corporation	14,000	1,048,600

		1,625,500

TOTAL COMMON STOCKS
(Cost $19,987,152)		31,156,557

The accompanying notes are an integral part of these financial statements.

12

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

SHORT-TERM INVESTMENT - 0.1%	Shares	Value
Money Market Fund (c) - 0.1%
Federated Government Obligations Fund - Institutional Shares, 0.01%	17,349	$17,349

TOTAL SHORT-TERM INVESTMENT
(Cost $17,349)		17,349

Total Investments - 100.3%
(Cost $20,004,501)		31,173,906
Liabilities in Excess of Other Assets - (0.3)%		(90,310)

TOTAL NET ASSETS - 100.0%		$31,083,596

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

13

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

COMMON STOCKS - 100.3%	Shares	Value
Aerospace & Defense - 3.3%
Hexcel Corporation (a)	2,910	$120,736
Teledyne Technologies Incorporated (a)	1,180	121,233

		241,969

Automobiles - 3.1%
Lithia Motors, Inc. - Class A	1,505	130,468
Winnebago Industries, Inc.	4,606	100,227

		230,695

Banks - 6.1%
BancorpSouth, Inc.	5,408	121,734
Columbia Banking System, Inc.	4,260	117,618
Hanmi Financial Corporation	4,390	95,746
Texas Capital Bancshares, Inc. (a)	2,190	118,983

		454,081

Biotechnology - 3.8%
Charles River Laboratories International, Inc. (a)	1,845	117,416
EXACT Sciences Corporation (a)	6,100	167,384

		284,800

Building Products - 0.1%
PGT, Inc. (a)	859	8,272

Chemicals - 1.1%
Globe Specialty Metals Inc.	935	16,110
PolyOne Corporation	1,760	66,722

		82,832

Commercial Services & Supplies - 3.9%
Healthcare Services Group, Inc.	3,930	121,555
Hillenbrand, Inc.	3,625	125,062
MSA Safety Incorporated	755	40,083

		286,700

Communications Equipment - 5.0%
Ciena Corporation (a)	6,385	123,933
Infinera Corporation (a)	8,235	121,219
Sonus Networks, Inc. (a)	31,795	126,226

		371,378

Construction Materials - 1.7%
Headwaters Incorporated (a)	8,555	128,239

Consumer Finance - 1.6%
PRA Group Inc (a)	2,020	117,019

Diversified Consumer Services - 1.6%
DeVry Education Group Inc.	2,510	119,150

Diversified Financials - 2.2%
HFF, Inc. - Class A	3,410	122,487
MarketAxess Holdings Inc.	615	44,102

		166,589

Electrical Equipment & Instruments - 1.6%
Franklin Electric Co., Inc.	3,215	120,659

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 2.1%
Belden Inc.	1,440	$113,486
Coherent, Inc. (a)	695	42,200

		155,686

Food Products - 3.1%
Post Holdings Inc. (a)	2,795	117,083
TreeHouse Foods, Inc. (a)	1,355	115,893

		232,976

Health Care Equipment & Supplies - 7.6%
Cynosure Inc. - Class A (a)	445	12,202
DexCom Inc. (a)	2,785	153,314
Endologix, Inc. (a)	6,550	100,149
MWI Veterinary Supply, Inc. (a)	800	135,928
The Spectranetics Corporation (a)	4,758	164,532

		566,125

Health Care Providers & Services - 4.1%
Acadia Healthcare Company, Inc. (a)	2,215	135,580
Team Health Holdings, Inc. (a)	2,940	169,139

		304,719

Hotels, Restaurants & Leisure - 3.8%
Belmond Ltd. - Class A (a) (b)	3,335	41,254
Brinker International, Inc.	2,060	120,902
La Quinta Holdings Inc (a)	5,390	118,903

		281,059

Internet & Catalog Retail - 1.4%
HSN, Inc.	1,375	104,500

Internet Software & Services - 4.9%
Euronet Worldwide, Inc. (a)	2,475	135,877
LogMeIn, Inc. (a)	2,330	114,962
SPS Commerce, Inc. (a)	2,035	115,242

		366,081

IT Consulting & Services - 1.6%
Acxiom Corporation (a)	5,920	119,999

Leisure Equipment & Products - 1.4%
Pool Corporation	1,575	99,918

Machinery - 3.8%
Barnes Group Inc.	3,345	123,798
CLARCOR Inc.	1,465	97,628
The Manitowoc Company, Inc.	2,785	61,549

		282,975

Media - 1.7%
The E.W. Scripps Company - Class A (a)	5,750	128,513

Oil & Gas & Consumable Fuels - 2.4%
Diamondback Energy Inc (a)	145	8,668
Memorial Resource Development Corp. (a)	855	15,416
Synergy Resources Corporation (a)	11,995	150,417

		174,501

The accompanying notes are an integral part of these financial statements.

14

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2014

COMMON STOCKS	Shares	Value
Pharmaceuticals - 2.5%
Akorn, Inc. (a)	5,181	$187,552

Real Estate Investment Trusts - 7.9%
Kennedy-Wilson Holdings, Inc.	4,665	118,025
Pebblebrook Hotel Trust	2,635	120,235
Sovran Self Storage, Inc.	1,355	118,183
Stag Industrial, Inc.	4,695	115,027
Strategic Hotels & Resorts, Inc. (a)	8,820	116,689

		588,159

Road & Rail - 1.6%
Landstar System, Inc.	1,575	114,235

Semiconductor Equipment & Products - 1.5%
Rambus Inc. (a)	10,290	114,116

Software - 5.4%
ACI Worldwide, Inc. (a)	6,120	123,440
Fortinet Inc. (a)	4,425	135,670
Interactive Intelligence Group, Inc. (a)	1,095	52,451
Manhattan Associates, Inc. (a)	2,140	87,141

		398,702

Specialty Retail - 0.1%
Pier 1 Imports, Inc.	495	7,623

Textiles, Apparel & Luxury Goods - 5.2%
Deckers Outdoor Corporation (a)	1,275	116,076
Kate Spade & Company (a)	2,130	68,181
Oxford Industries, Inc.	2,065	114,009
Skechers U.S.A., Inc. - Class A (a)	1,570	86,742

		385,008

Thrifts & Mortgage Finance - 1.6%
Home Bancshares Inc.	3,765	121,082

Trading Companies & Distributors - 1.5%
Aceto Corporation	4,915	106,655

TOTAL COMMON STOCKS
(Cost $5,856,907)		7,452,567

SHORT-TERM INVESTMENT - 0.5%
Money Market Fund (c) - 0.5%
Federated Government Obligations Fund - Institutional Shares, 0.01%	37,696	37,696

TOTAL SHORT-TERM INVESTMENT
(Cost $37,696)		37,696

Total Investments - 100.8%
(Cost $5,894,603)		7,490,263
Liabilities in Excess of Other Assets - (0.8)%		(61,354)

TOTAL NET ASSETS - 100.0%		$7,428,909

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

ASSETS:
Investments, at value*	$52,845,941	$31,173,906	$7,490,263
Receivable for Fund shares sold	78,613	2,552	249
Dividends and interest receivable	51,592	17,922	3,704
Other assets	12,949	11,205	11,411

Total assets	52,989,095	31,205,585	7,505,627

LIABILITIES:
Payable for investment advisory fees (Note B)	126,896	57,195	817
Payable for Fund shares redeemed	106,654	40	41,450
Payable for distribution expense (Note B)	69,671	35,361	10,118
Payable for accounting and transfer agent fees and expenses	12,180	11,370	8,229
Payable for administrative fees	6,817	5,471	3,601
Accrued expenses and other liabilities	14,897	12,552	12,503

Total liabilities	337,115	121,989	76,718

Net Assets	$52,651,980	$31,083,596	$7,428,909

Net Assets Consist of:
Paid in capital	$31,225,173	$19,767,945	$4,731,309
Accumulated net investment income (loss)	11,036	—	—
Accumulated net realized gain on investments	641,190	146,246	1,101,940
Net unrealized appreciation on investments	20,774,581	11,169,405	1,595,660

Net Assets	$52,651,980	$31,083,596	$7,428,909

Net Assets	$52,651,980	$31,083,596	$7,428,909
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,121,255	1,806,252	969,624
Net asset value per share (offering and redemption price)	$16.87	$17.21	$7.66

* Cost of Investments	$32,071,360	$20,004,501	$5,894,603

The accompanying notes are an integral part of these financial statements.

16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Investment Income:
Dividends*	$1,439,432	$405,588	$94,316
Interest	123	79	50

Total income	1,439,555	405,667	94,366

Expenses:
Investment advisory fees (Note B)	530,428	335,983	132,630
Distribution expense (Note B)	147,341	93,329	33,158
Accounting and transfer agent fees and expenses	70,779	66,228	45,156
Administrative fees	53,706	35,572	23,110
Federal and state registration	26,246	24,875	23,612
Reports to shareholders	12,707	10,331	5,046
Professional fees	12,352	9,466	5,844
Trustees’ fees	7,776	5,737	1,902
Custody fees and expenses	6,708	5,093	27,585
Other	12,545	9,022	3,062

Total expenses	880,588	595,636	301,105
Less, expense waiver and/or reimbursement (Note B)	—	(35,664)	(102,159)

Net expenses	880,588	559,972	198,946

Net investment income (loss)	558,967	(154,305)	(104,580)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,786,797	6,691,524	1,754,393
Net change in unrealized appreciation/depreciation on investments	(3,575,491)	(6,149,001)	(2,448,267)

Net Realized and Unrealized Gain (Loss) on Investments	1,211,306	542,523	(693,874)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,770,273	$388,218	$(798,454)

* Net of foreign taxes withheld	$—	$—	$23

The accompanying notes are an integral part of these financial statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Value Fund		LKCM Aquinas Growth Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income (loss)	$558,967	$123,340	$(154,305)	$(240,022)
Net realized gain on investments	4,786,797	2,468,837	6,691,524	3,706,417
Net change in unrealized appreciation/depreciation on investments	(3,575,491)	12,541,076	(6,149,001)	6,003,811

Net increase in net assets resulting from operations	1,770,273	15,133,253	388,218	9,470,206

Dividends and Distributions to Shareholders:
Net investment income	(547,931)	(131,454)	—	—
Net realized gain on investments	(4,148,241)	(2,858,568)	(6,673,458)	(3,854,604)

	(4,696,172)	(2,990,022)	(6,673,458)	(3,854,604)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(3,482,797)	15,560	(6,567,812)	3,005,783

Total increase (decrease) in net assets	(6,408,696)	12,158,791	(12,853,052)	8,621,385

Net Assets:
Beginning of period	59,060,676	46,901,885	43,936,648	35,315,263

End of period*	$52,651,980	$59,060,676	$31,083,596	$43,936,648

* Including accumulated net investment income of	$11,036	$—	$—	$—

	LKCM Aquinas Small Cap Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(104,580)	$(106,330)
Net realized gain on investments	1,754,393	1,044,718
Net change in unrealized appreciation/depreciation on investments	(2,448,267)	2,923,892

Net increase (decrease) in net assets resulting from operations	(798,454)	3,862,280

Dividends and Distributions to Shareholders:
Net realized gain on investments	(1,153,966)	(498,077)

Net decrease in net assets resulting from Fund share transactions (Note C)	(5,292,103)	(374,684)

Total increase (decrease) in net assets	(7,244,523)	2,989,519

Net Assets:
Beginning of period	14,673,432	11,683,913

End of period	$7,428,909	$14,673,432

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Value Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$17.99	$14.18	$12.72	$12.68	$10.82

Net investment income	0.17 (1)	0.04	0.07	0.02	0.00 (2)
Net realized and unrealized gain on investments	0.34	4.72	1.46	0.04	1.87

Total from investment operations	0.51	4.76	1.53	0.06	1.87

Dividends from net investment income	(0.19)	(0.04)	(0.07)	(0.02)	(0.01)
Distributions from net realized gains	(1.44)	(0.91)	—	—	—

Total dividends and distributions	(1.63)	(0.95)	(0.07)	(0.02)	(0.01)

Net Asset Value – End of Period	$16.87	$17.99	$14.18	$12.72	$12.68

Total Return	2.73%	33.60%	12.01%	0.46%	17.25%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$52,652	$59,061	$46,902	$42,056	$38,354
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.49%	1.52%	1.54%	1.55%	1.57%
After expense waiver and/or reimbursement	1.49%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.95%	0.21%	0.44%	0.11%	(0.06)%
After expense waiver and/or reimbursement	0.95%	0.23%	0.48%	0.16%	0.01%
Portfolio turnover rate	23%	9%	28%	29%	31%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Amount is less than $0.005.

	LKCM Aquinas Growth Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$21.44		$18.53		$16.86		$16.61		$14.25

Net investment loss	(0.09	)(1)	(0.13	)(2)	(0.07	)(1)	(0.10	)(1)	(0.08	)(1)
Net realized and unrealized gain on investments	0.43		5.07		1.84		0.35		2.44

Total from investment operations	0.34		4.94		1.77		0.25		2.36

Distributions from net realized gains	(4.57)		(2.03)		(0.10)		—		—

Net Asset Value – End of Period	$17.21		$21.44		$18.53		$16.86		$16.61

Total Return	1.25%		26.74%		10.52%		1.51%		16.56%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$31,084		$43,937		$35,315		$33,698		$31,099
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.60%		1.58%		1.58%		1.60%		1.63%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.51)%		(0.69)%		(0.44)%		(0.71)%		(0.65)%
After expense waiver and/or reimbursement	(0.41)%		(0.61)%		(0.36)%		(0.61)%		(0.52)%
Portfolio turnover rate	30%		44%		42%		50%		46%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Small Cap Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$9.39		$7.34		$7.35		$7.07		$5.25

Net investment loss	(0.07	)(1)	(0.07	)(2)	(0.00	)(2) (3)	(0.06	)(2)	(0.05	)(2)
Net realized and unrealized gain (loss) on investments	(0.33)		2.45		0.59		0.34		1.87

Total from investment operations	(0.40)		2.38		0.59		0.28		1.82

Distributions from net realized gains	(1.33)		(0.33)		(0.60)		—		—

Net Asset Value – End of Period	$7.66		$9.39		$7.34		$7.35		$7.07

Total Return	-4.54%		32.41%		8.16%		3.96%		34.67%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,429		$14,673		$11,684		$11,037		$6,505
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.27%		2.25%		2.32%		2.44%		3.26%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.55)%		(1.54)%		(0.84)%		(1.81)%		(2.70)%
After expense waiver and/or reimbursement	(0.78)%		(0.79)%		(0.02)%		(0.87)%		(0.94)%
Portfolio turnover rate	66%		60%		82%		70%		84%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

20

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities are normally valued at the mean of bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Other assets and securities for which no market or broker quotations or matrix evaluations are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

21

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2014, the Funds’ assets carried at fair value were classified as follows:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$52,102,196	$—	$—	$52,102,196
Money Market Fund	743,745	—	—	743,745

Total Investments*	$52,845,941	$—	$—	$52,845,941

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$31,156,557	$—	$—	$31,156,557
Money Market Fund	17,349	—	—	17,349

Total Investments*	$31,173,906	$—	$—	$31,173,906

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$7,452,567	$—	$—	$7,452,567
Money Market Fund	37,696	—	—	37,696

Total Investments*	$7,490,263	$—	$—	$7,490,263

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

22

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2014, reclassifications were recorded as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Accumulated net investment income	$—	$154,305	$104,580
Paid in capital	—	(154,305)	(104,580)

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2015 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2014, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2014	$—	$35,664	$102,159

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2014, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $147,341, $93,329, and $33,158, respectively.

C.    Fund Shares:    At December 31, 2014, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Aquinas Value Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	481,234	$8,649,355	488,234	$8,240,129
Shares issued to shareholders in reinvestment of distributions	251,947	4,303,201	137,289	2,456,110
Shares redeemed	(895,608)	(16,435,642)	(648,635)	(10,681,106)
Redemption fee		289		427

Net increase (decrease)	(162,427)	$(3,482,797)	(23,112)	$15,560

Shares Outstanding:
Beginning of period	3,283,682		3,306,794

End of period	3,121,255		3,283,682

23

LKCM Aquinas Growth Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	141,239	$2,972,887	300,220	$6,243,697
Shares issued to shareholders in reinvestment of distributions	353,769	6,183,269	170,134	3,632,369
Shares redeemed	(737,779)	(15,724,066)	(326,763)	(6,871,397)
Redemption fee		98		1,114

Net increase (decrease)	(242,771)	$(6,567,812)	143,591	$3,005,783

Shares Outstanding:
Beginning of period	2,049,023		1,905,432

End of period	1,806,252		2,049,023

LKCM Aquinas Small Cap Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	238,715	$2,172,452	481,118	$3,995,065
Shares issued to shareholders in reinvestment of distributions	135,998	1,060,787	49,791	467,039
Shares redeemed	(967,697)	(8,525,990)	(559,805)	(4,837,281)
Redemption fee		648		493

Net decrease	(592,984)	$(5,292,103)	(28,896)	$(374,684)

Shares Outstanding:
Beginning of period	1,562,608		1,591,504

End of period	969,624		1,562,608

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Aquinas Value Fund	$—	$12,998,697	$—	$20,619,406
LKCM Aquinas Growth Fund	—	10,753,775	—	23,748,594
LKCM Aquinas Small Cap Fund	—	8,324,680	—	14,574,029

E.    Tax Information:    At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Cost of Investments	$32,071,360	$20,004,501	$5,898,681

Gross Unrealized Appreciation	$20,961,357	$11,577,577	$1,672,433
Gross Unrealized Depreciation	(186,776)	(408,172)	(80,851)

Net Unrealized Appreciation	$20,774,581	$11,169,405	$1,591,582

Undistributed Ordinary Income	$11,036	$—	$—
Undistributed Long-Term Capital Gain	641,190	146,246	1,106,018

Total Distributable Earnings	$652,226	$146,246	$1,106,018

Total Accumulated Gains	$21,426,807	$11,315,651	$2,697,600

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

24

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Value Fund	$550,565	$4,145,607	$507,623	$2,482,399
LKCM Aquinas Growth Fund	—	6,673,458	—	3,854,604
LKCM Aquinas Small Cap Fund	—	1,153,966	—	498,077

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2014 and 2013.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2011 through December 31, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2014. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Funds (the “Funds”) comprising the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Aquinas Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 27, 2015

26

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2014

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

27

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	8	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	8	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	8	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	8	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.	8	None

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

28

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Officers:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management since 2004, Vice President and Portfolio Manager, Luther King Capital Management since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management since 1986, Vice President and Portfolio Manager, Luther King Capital Management since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	Chief Financial Officer since 2010, General Counsel and Chief Compliance Officer, Luther King Capital Management since 2006. Principal, Luther King Capital Management since 2013.

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

29

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$147,000	$135,800
Audit-Related Fees	$0	$7,800
Tax Fees	$30,625	$29,725
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$30,625	$29,725
Registrant’s Investment Adviser	$0	$4,740

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title)	/s/ Luther King
J. Luther King, Jr., President

Date 3-3-15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Luther King
J. Luther King, Jr., President

Date 3-3-15

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 3-3-15

4